SCHEDULE 14A

                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant
     to Rule 14a-11(c) or Rule 14a-12


                      U.S.-China Industrial Exchange, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        I.       Title of each class of securities to which transaction applies:

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        II.      Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        III. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        IV.      Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        V.       Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        VI.      Amount Previously Paid:

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        VII.     Form, Schedule or Registration Statement No.:

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        VIII.    Filing Party:

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Date Filed:

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


                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------


                                  June 7, 2002


Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of U.S.-China Industrial Exchange, Inc. (the "Company") to be held at the Company's offices at 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 16, 2002 at 10:00 A.M., local time. The matters to be acted upon at that meeting are set forth and described in the Notice of Annual Meeting and Proxy Statement which accompany this letter. We request that you read these documents carefully.

        We hope that you plan to attend the meeting. However, if you are not able to join us, we urge you to exercise your right as a shareholder and vote. Please promptly sign, date and return the enclosed proxy card in the accompanying postage prepaid envelope. You may, of course, attend the Annual Meeting of Shareholders and vote in person even if you have previously mailed your proxy card.

                                       Sincerely,



                                       ROBERTA LIPSON
                                       Chairperson of the Board of Directors






IT IS IMPORTANT THAT YOU VOTE, SIGN AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE.

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 16, 2002

To the Shareholders of U.S.-China Industrial Exchange, Inc.:

        NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders (the "Meeting") of U.S.-China Industrial Exchange, Inc. (the "Company") will be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 16, 2002 at 10:00 A.M., local time, to consider and act upon the following matters:

        1. The election of seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;

        2. The approval of the reincorporation of the Company in the State of Delaware (the "Reincorporation"), which would be effected pursuant to an Agreement and Plan of Merger (the "Merger Agreement") by and between the Company and Chindex International, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Chindex"), pursuant to which the Company will merge with and into Chindex (the "Merger") and Chindex will survive the Merger;

        3. The ratification of the appointment of Ernst & Young, LLP as independent certified accountants for the Company for the fiscal year ending December 31, 2002; and

        4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement. The close of business on June 6, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.

                                       By Order of the Board of Directors,

                                       ELYSE BETH SILVERBERG
                                       Secretary

Bethesda, Maryland
June 7, 2002

================================================================================
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH SHAREHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

================================================================================

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                              7201 WISCONSIN AVENUE
                            BETHESDA, MARYLAND 20814

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


        This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share ("Common Stock"), and Class B Common Stock, par value $.01 per share ("Class B Common Stock"), of U.S.-China Industrial Exchange, Inc. (the "Company") in connection with the solicitation by and on behalf of its Board of Directors of proxies ("Proxy" or "Proxies") for use at the 2002 Annual Meeting of Shareholders (the "Meeting") to be held on Tuesday, July 16, 2002, at 10:00 A.M., local time, at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland and at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The cost of preparing, assembling and mailing the Notice of Annual Meeting of Shareholders, this Proxy Statement, Proxies and annual reports is to be borne by the Company. The Company also will reimburse brokers who are holders of record of Common Stock for their expenses in forwarding Proxies and Proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, Proxies may be solicited without extra compensation by directors, officers and employees of the Company by telephone, telecopy, telegraph or personal interview. The approximate mailing date of this Proxy Statement is June 7, 2002.

        Unless otherwise specified, all Proxies, in proper form, received by the time of the Meeting will be voted for the election of all nominees named herein to serve as directors and in favor of the proposal set forth in the accompanying Notice of Annual Meeting of Shareholders and described below.

        A Proxy may be revoked by a shareholder at any time before its exercise by filing with Elyse Beth Silverberg, the Secretary of the Company, at the address set forth above, an instrument of revocation or a duly executed proxy bearing a later date, or by attending the Meeting and electing to vote in person. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

        The close of business on June 6, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting and any adjournment thereof. As of the Record Date, there were 666,644 shares of Common Stock and 193,750 shares of Class B Common Stock outstanding. The shares of Class B Common Stock are convertible at any time into shares of Common Stock on a one-for-one basis. Each holder of Common Stock is entitled to one vote for each share held by such holder and each holder of Class B Common Stock is entitled to six votes for each share held by such holder. Shares of Common Stock and Class B Common Stock vote as one class.

        A majority of the shares entitled to vote, represented in person or by Proxy, is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for determining the presence of a quorum.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

        At the Meeting, shareholders will elect seven directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the Proxy intend to cast all Proxies received for the election of Mmes. Roberta Lipson, Elyse Beth Silverberg and Carol R. Kaufman, and Messrs. Lawrence Pemble, Robert C. Goodwin, Jr., A. Kenneth Nilsson and Julius Y. Oestreicher (collectively, the "Nominees") to serve as directors upon their nomination at the Meeting. All Nominees currently serve on the Board of Directors and their terms expire at the Meeting. Each Nominee has advised the Company of his or her willingness to serve as a director of the Company. In case any Nominee should become unavailable for election to the Board of Directors for any reason, the persons named in the Proxies have discretionary authority to vote the Proxies for one or more alternative nominees who will be designated by the Board of Directors.

DIRECTORS AND EXECUTIVE OFFICERS

        The directors and executive officers of the Company and their present positions with the Company are as follows:

Name                           Positions with the Company
----                           --------------------------
Roberta Lipson                 Chairperson of the Board of Directors,
                               Chief Executive Officer and President

Elyse Beth Silverberg          Executive Vice President, Secretary and Director

Lawrence Pemble                Executive Vice President Finance and Business
                               Development and Director

Robert C. Goodwin, Jr.         Executive Vice President Operations, Treasurer,
                               Assistant Secretary, General Counsel and Director

A. Kenneth Nilsson(1)(2)       Director

Julius Y. Oestreicher(1)(2)    Director

Carol R. Kaufman(2)            Director

-----------------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

        All directors of the Company hold office until the next annual meeting of the shareholders and until their successors have been elected and qualified. The officers of the Company are elected by the Board of Directors at the first meeting after each annual meeting of the Company's shareholders and hold office until their death, until they resign or until they have been removed from office.

INFORMATION ABOUT NOMINEES

        Set forth below is certain information with respect to each director and
Nominee:

        ROBERTA LIPSON, 46, co-founded the Company in 1981. Ms. Lipson has served as the Chairperson of the Board of Directors, Chief Executive Officer and President since that time. From 1979 until founding the Company in 1981, Ms. Lipson was employed in China by Sobin Chemical, Inc., a worldwide trading company, as Marketing Manager, coordinating marketing and sales of various equipment in China. Ms. Lipson was employed by Schering-Plough Corp. in the area of product marketing until 1979. Ms. Lipson received a B.A. degree in East Asian Studies from Brandeis University and an M.B.A. from Columbia University Graduate School of Business. Ms. Lipson's husband is the cousin of Ms. Silverberg.

        ELYSE BETH SILVERBERG, 44, co-founded the Company in 1981. Ms. Silverberg has served as the Company's Executive Vice President and Secretary and as a Director since that time. Prior to founding the Company, from 1980 to 1981 Ms. Silverberg worked with Ms. Lipson at Sobin Chemical, Inc. and was an intern in China with the National Council for U.S.-China Trade from 1979 to 1980. Ms. Silverberg received a B.A. degree in Chinese Studies and History from the State University of New York at Albany.

        LAWRENCE PEMBLE, 45, joined the Company in 1984 and has served as Executive Vice President Finance and Business Development since January 1997. From 1986 until 1997, Mr. Pemble served as Vice President of Marketing. From 1986 through April 1992 and September 1993 to the present, Mr. Pemble has also served as a Director of the Company. Prior to joining the Company, Mr. Pemble was employed by China Books and Periodicals, Inc. as Manager, East Coast Center. Mr. Pemble received a B.A. degree in Chinese Studies and Linguistics from the State University of New York at Albany.

        ROBERT C. GOODWIN, JR., 61, has served as Executive Vice President Operations since January 1997, as Assistant Secretary since June 1995 and as General Counsel, Treasurer and a Director of the Company since October 1992. In addition to his other duties, from October 1992 until January 1997, Mr. Goodwin served as Vice President of Operations for the Company. Prior to joining the Company, Mr. Goodwin was engaged in the private practice of law from 1979 to 1992, with a specialty in international law, in Washington, D.C. and had served as the Company's outside counsel since 1984. Prior to such employment, Mr. Goodwin served for two years as the Assistant General Counsel for International Trade and Emergency Preparedness for the United States Department of Energy and for three years as the Deputy Assistant General Counsel for the Federal Energy Administration. From 1969 until 1974, Mr. Goodwin served as an attorney-advisor for the U.S. Department of Commerce. Mr. Goodwin received a B.A. degree from Fordham University and a J.D. from Georgetown University Law Center.

        A. KENNETH NILSSON, 69, has served as a Director of the Company since January 1997. Since 1989, Mr. Nilsson has served as Chairman of Eureka Group, Inc., a consulting firm he founded in 1972. Prior to 1989, Mr. Nilsson served as Vice Chairman of Cooper Companies, Inc., President of Cooper Laboratories, Inc., and President of Cooper Lasersonics, Inc. He previously served as an executive of Max Factor & Co., Ltd. and of Pfizer International, Inc. Mr. Nilsson received a B.A. degree in Telecommunications from the University of Southern California and an M.A. in Political Science from the University of California.

        JULIUS Y. OESTREICHER, 72, has served as a Director of the Company since January 1997. Mr. Oestreicher has been a partner with the law firm of Oestreicher & Ennis, LLP and its predecessor firms for thirty years, engaged primarily in estate, tax and business law. Mr. Oestreicher received a B.S. degree in Business Administration from City College of New York and a J.D. from Fordham University School of Law.

        CAROL R. KAUFMAN, 52, was appointed a Director of the Company in November 2000. Ms. Kaufman has been Vice President and Chief Administrative Officer of The Cooper Companies, a medical device company, since October 1995 and was elected Vice President of Legal Affairs in March 1996. From January 1989 through September 1995, she served as Vice President, Secretary and Chief Administrative Officer of Cooper Development Company, a healthcare and consumer products company that was a former affiliate of The Cooper Companies. Ms. Kaufman received her undergraduate degree from Boston University.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors held one meeting and took action by unanimous written consent four times during 2001. All of the directors attended the meeting and signed the written consents.

        The Company has no executive or nominating committee of the Board of Directors, but has a Compensation Committee and an Audit Committee.

        The function of the Compensation Committee is to make relevant compensation decisions of the Company and to attend to such other matters relating to compensation as may be prescribed by the Board of Directors. The Compensation Committee took action by unanimous written consent once during 2001.

        The Audit  Committee  consists of Ms.  Kaufman  and Messrs.  Nilsson and
Oestreicher, each of whom meets the independence requirements for audit committee members under the listing standards of the Nasdaq National Market, on which the Common Stock is quoted. The function of the Audit Committee is to make recommendations concerning the selection each year of the independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee reviews and reassesses its charter annually and recommends any changes to the Board of Directors for approval. A report of the Audit Committee appears under the caption "Audit Committee Report" below.

AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 with management, including a discussion of the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

        The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, their judgments as to the quality, and not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures required by the Independence Standards Board.

        The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held five meetings during 2001, and all members of the committee attended those meetings.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission (the "SEC"). The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of Ernst & Young, LLP as the Company's independent auditors.

        For the fiscal year ended December 31, 2001, fees for audit services provided by Ernst & Young, LLP were $96,000, and fees for all other services provided by Ernst & Young, LLP were $31,500.

                                       A. Kenneth Nilsson, Chair
                                       Julius Oestreicher
                                       Carol R. Kaufman

COMPENSATION OF DIRECTORS

        Effective July 2000, each director who is not an employee of the Company is paid for service on the Board of Directors a retainer at the rate of $3,000 per annum and an additional $1,000 for each meeting of the Company's shareholders attended, $500 for each meeting of the Board of Directors attended and $300 for each meeting of a committee of the Board of Directors attended. The Company also reimburses each director for reasonable expenses in attending meetings of the Board of Directors. Directors also receive stock options as determined by the Board of Directors. Directors who are also employees of the Company are not separately compensated for their services as directors.

        On November 20, 2001, each of Messrs. Oestreicher and Nilsson and Ms. Kaufman was granted, pursuant to the Company's 1994 Stock Option Plan, options to purchase up to 6,000 shares of Common Stock at an exercise price of $9.60 per share. All of the options have a term of ten (10) years and are immediately exercisable.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

        The Compensation Committee of the Board of Directors is composed entirely of non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee, pursuant to authority delegated by the Board of Directors, determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

        The objectives of the Company's executive compensation program are to:

            *   Support the achievement of desired Company performance

            * Provide compensation that will attract and retain superior talent and reward performance

        The executive compensation program provides an overall level of compensation opportunity that is intended to be competitive. The Compensation Committee has considered companies of comparable size and in similar industries. The Compensation Committee believes that the Company is atypical in its combination of operations and China-based location, as well as other operational and human resource circumstances. As such, the Compensation Committee has designed its executive compensation in light of such circumstances.

EXECUTIVE OFFICER COMPENSATION PROGRAM

        The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options, specific performance-based bonuses and various benefits, including medical and pension plans generally available to employees of the Company. In 2001, the Company entered into new five-year employment agreements with the named executive officers. See "Executive Compensation - Employment Agreements."

BASE SALARY

        Base salary levels for the Company's executive officers are competitively set relative to historical levels as well as comparable entities in similar industries. In determining salaries, the Compensation Committee also takes into account individual experience and performance, as well as specific circumstances, particular to the Company.

STOCK OPTION PROGRAM

        The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

1994 STOCK OPTION PLAN

        The Stock Option Plan authorizes the Board of Directors or a committee thereof to award key executives stock options. Options granted under the plan may contain terms determined by the Board of Directors (or a committee thereof), including exercise periods and price; provided, however, that the Stock Option Plan requires that the exercise price of the options may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

BENEFITS

        The Company provides to executive officers medical and pension benefits that generally are available to employees of the Company. The amount of perquisites, as determined in accordance with the rules of the SEC relating to executive compensation, exceeded 10% of salary for the fiscal year ended December 31, 2001 with respect to Mmes. Lipson and Silverberg. The principal components of these perquisites were cost of tuition and housing in China.

BONUS

        In  light  of  the  Compensation   Committee's   satisfaction  with  the
performance of management and the Company in general, the Company may provide bonuses to certain executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION

        In 2001, the Company entered into a new five-year employment agreement with Mrs. Roberta Lipson. See "Executive Compensation - Employment Agreements". In making compensation decisions as to the employment of Ms. Lipson, the Compensation Committee specifically considered the Company's recent revenue and earnings performance in the context of the continuing difficult time and unpredictable political and economic circumstances of the Company's industries, as well as the increased risk of loss of qualified management personnel.

                                         Julius Y. Oestreicher
                                         A. Kenneth Nilsson
                                         Members of the Compensation Committee

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as to the ownership of shares of the Company's Common Stock and Class B Common Stock as of the Record Date with respect to (i) holders known to the Company to beneficially own more than five percent of the outstanding Common Stock or the Class B Common Stock, (ii) each director, (iii) the Company's Chief Executive Officer and each other executive officer whose annual cash compensation for 2001 exceeded $100,000 and
(iv) all directors and executive officers of the Company as a group. The following calculation takes into account the Company's one-for-eight reverse stock split of its Common Stock and Class B Common Stock, as well as the expiration of the Class A and Class B Warrants on August 18, 1999, and the Company's 10% stock dividend effective as of September 13, 2000.


                                                      Amount and Nature
                                                        of Beneficial
                                                       Ownership(2) (3)                       Percent of:
                                              --------------------------------      ------------------------------
Name and Address of                                                Class B                              Class B
Beneficial Shareholder(1)                     Common Stock     Common Stock(4)      Common Stock      Common Stock
-------------------------                     ------------     ---------------      ------------    --------------
Roberta Lipson                                  22,275(5)            110,000(6)           3.2%            56.8%

Elyse Beth Silverberg                           26,812(7)             65,125              3.9%            33.6%

Lawrence Pemble                                 22,261(8)             18,625              3.2%             9.6%

Robert C. Goodwin, Jr.                          37,963(9)                  0              5.4%               0%

Julius Y. Oestreicher                           20,575(10)                 0              3.0%               0%
   235 Mamaroneck Avenue
   White Plains, New York

A. Kenneth Nilsson                              20,575(11)                 0              3.0%               0%
   P.O. Box 2510
   Monterey, California

Carol R. Kaufman                                 6,900(12)                 0              1.0%               0%
  c/o The Cooper Companies
  6140 Stoneridge Mall Road
  Pleasanton, California



                                      -9-

Steven T. Newby                                168,910(13)                 0             25.3%               0%
  55 Quince Orchard Road
  Suite 606
  Gaithersburg, Maryland

All Executive Officers and Directors as a      157,361(14)           193,750             19.3%           100.0%
Group (7 persons)

---------------
* Less than 1%.


(1) Unless otherwise indicated, the business address of each person named in the table is c/o U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares indicated below.

(3) Beneficial ownership is calculated in accordance with Regulation S-K as promulgated by the SEC.

(4) The Class B Common Stock is entitled to six votes per share, whereas the Common Stock is entitled to one vote per share.

(5)     Includes   22,000   shares   underlying  an  option  that  is  currently
        exercisable with respect to all of the underlying shares.

(6) Includes 5,000 shares held by each of the Ariel Benjamin Lee Trust, Daniel Lipson Plafker Trust and Jonathan Lipson Plafker, all of which of Ms. Lipson is a Trustee.

(7)     Includes   22,000   shares   underlying  an  option  that  is  currently
        exercisable with respect to all of the underlying shares.

(8)     Includes   22,000   shares   underlying  an  option  that  is  currently
        exercisable with respect to all of the underlying shares.

(9) Includes (i) 31,350 shares underlying an option that is currently exercisable with respect to all of the underlying shares and (ii) 5,134 shares underlying an option for 7,700 shares that is currently exercisable with respect to 5,134 shares.

(10) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares. Does not include 2,750 shares of Common Stock beneficially owned by Mr. Oestreicher's wife.

(11) Includes 19,200 shares underlying options that are currently exercisable with respect to all of the underlying shares.

(12) Represents shares underlying options that are currently exercisable with respect to all of the underlying shares.

(13)    The amount and nature of beneficial  ownership of these shares by Steven
        T. Newby is based solely on the Schedule 13G filings as submitted by Mr. Newby. The Company has no independent knowledge of the accuracy or completeness of the information set forth in such Schedule 13G filings, but has no reason to believe that such information is not complete or accurate.

(14) Includes an aggregate of 149,159 underlying options that are currently exercisable with respect to all of the underlying shares.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth information concerning the annual and long term compensation during the Company's last three fiscal years of the Company's Chief Executive Officer and other most highly compensated executive officers whose salary and bonus for 2001 exceeds $100,000 for services rendered in all capacities to the Company and its subsidiaries:


                                                                                                          Long Term
                                                                                                        Compensation
                                                          Annual Compensation                           ------------
                                            -------------------------------------------------------        Shares
                                                                                       Other Annual      Underlying
Principal Position                          Year         Salary           Bonus        Compensation       Options
------------------                          ----         ------           -----        -------------    ------------
Roberta Lipson,                             2001         $184,437        $25,000        $157,520(1)          ---
   Chairperson of                           2000         $174,656        $15,000        $156,460(1)       22,000(4)
   the Board, Chief                         1999         $160,684          ---         $  42,927(1)          ---
   Executive Officer and President

Elyse Beth Silverberg,                      2001         $177,606        $25,000       $  98,100(2)          ---
   Executive Vice                           2000         $168,185        $15,000        $119,010(2)       22,000(4)
   President and Secretary                  1999         $146,659          ---          $125,593(2)          ---

Lawrence Pemble,                            2001         $170,775        $25,000        $4,704(3)            ---
   Executive Vice                           2000         $161,818        $15,000        $1,050(3)         22,000(4)
   President Finance                        1999         $148,682          ---          $1,796(3)            ---
   and Business Development

Robert C. Goodwin, Jr.                      2001         $167,244        $25,000        $3,454(3)              ---
   Executive Vice                           2000         $158,472        $15,000        $1,050(3)           39,050(5)
   President Operations,                    1999         $139,736           ---         $1,466(3)            7,700(6)
   Treasurer, Assistant Secretary and
   General Counsel


------------------------

(1) Includes tuition expenses for Ms. Lipson's sons in China in the amounts of $54,900 in 2001, $62,980 in 2000 and $38,164 in 1999. Also includes rental expense of $96,000 in 2001 and $88,000 in 2000 for Ms. Lipson's housing in China. Also includes $2,100, $1,050 and $333, representing the Company's matching contribution as deferred compensation under the Company's 401(k) plan in 2001, 2000 and 1999, respectively.

(2) Includes rental expense in the amount of $96,000 in 2001, $96,000 in 2000 and $104,000 in 1999 for Ms. Silverberg's housing in China and tuition expenses in the amounts of $23,960 for 2000 and $21,260 for 1999 for Ms. Silverberg's son in China. Also includes $2,100, $1,050 and $333, representing the Company's matching contribution as deferred compensation under the Company's 401(k) plan in 2001, 2000 and 1999, respectively.

(3) Includes $2,184, $1,050 and $346 representing the Company's matching contribution as deferred compensation under the Company's 401(k) plan in 2001, 2000 and 1999, respectively.

(4) This option was approved by the Company's shareholders at their last annual meeting on July 17, 2001 and became exercisable with respect to all of the underlying shares immediately after such approval was obtained.

(5) An option for 31,350 shares was approved by the Company's shareholders at their last annual meeting on July 17, 2001 and became exercisable with respect to all of the underlying shares immediately after such approval was obtained. Another option, for 7,700 shares, was approved at the same shareholders' meeting, is currently exercisable with respect to 5,134 shares, and will become exercisable with respect to the remaining 2,566 shares on November 16, 2002.

(6)     This option was canceled in 2001.

OPTION GRANTS IN LAST FISCAL YEAR

        No options were granted during 2001 to the Company's named executive officers.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES


                                                               NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                               UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                 VALUE         OPTIONS AT FISCAL YEAR END    AT FISCAL YEAR END
                               SHARES ACQUIRED   REALIZED      EXERCISABLE/                  EXERCISABLE/
NAME                           ON EXERCISE (#)   ($)           UNEXERCISABLE                 UNEXERCISABLE(1)
----                           ---------------   --------      --------------------------    --------------------
Roberta Lipson                        0            $0                 22,000/0                   $95,502/$0
Elyse Silverberg                      0            $0                 22,000/0                   $95,502/$0
Lawrence Pemble                       0            $0                 22,000/0                   $95,502/$0
Robert C. Goodwin, Jr.                0            $0                 31,350/0                   $136,090/$0
Robert C. Goodwin, Jr.                0            $0               5,134/2,566                $29,171/$14,580


------------------

(1) Based on the closing bid price per share of $14.00 on December 31, 2001, the last trading day of fiscal 2001.

EMPLOYMENT AGREEMENTS

         In 2001, the Company entered into new five-year employment agreements with each of Mmes. Lipson and Silverberg and Messrs. Pemble and Goodwin, providing for base salaries to be subject to annual review and adjustment as determined by the Company, and which currently are $184,437, $177,606, $170,775 and $167,244, respectively. Each such executive officer also receives additional benefits, including those generally provided to other executive officers of the Company. In addition, each of Mmes. Lipson and Silverberg also receives reimbursement of expenses relating to residing in China. Each employment agreement also provides certain additional compensation in the case of a departure related to a change of control of the Company, including the payment of three (3) times the annual salary. Each agreement also contains non-competition provisions that preclude each executive from competing with the Company for a period of two years from the date of termination of employment.

        The Company has obtained individual term life insurance policies covering Ms. Lipson in the amount of $2,000,000. The Company is the sole beneficiary under this policy.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the one-year period ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% shareholders were complied with.


                                   PROPOSAL 2
                         APPROVAL OF THE REINCORPORATION

GENERAL

        The Company has formed Chindex as its wholly-owned subsidiary for the purpose of effecting the Reincorporation through the consummation of the Merger. The address and phone number of Chindex are the same as those of the Company. Upon consummation of the Merger, the Company will be merged with and into Chindex, which will survive the Merger. Pursuant to the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A, each outstanding share of the Company's Common Stock (the "New York Common Stock") will automatically be converted into a share of common stock, par value $.01 per share, of Chindex (the "Delaware Common Stock"), and each holder of New York Common Stock will be deemed to hold a number of shares of Delaware Common Stock equal to the number of shares of New York Common Stock held by such holder immediately prior to the Reincorporation. Also pursuant to the Merger Agreement, each outstanding share of the Company's Class B Common Stock (the "New York Class B Stock") will automatically be converted into a share of Class B Common Stock, par value $.01 per share, of Chindex (the "Delaware Class B Stock"), and each holder of New York Class B Stock will be deemed to hold a number of shares of Delaware Class B Stock equal to the number of shares of New York Class B Stock held by such holder immediately prior to the Reincorporation. It will not be necessary for the Company's shareholders to exchange their existing share certificates following the Reincorporation.

        Upon the Reincorporation, the Company's business, assets and liabilities will become those of Chindex (but without any other change), the Company's corporate headquarters will become the corporate headquarters of Chindex, and the management and employees of the Company will become the management and employees of Chindex. The directors and officers of the Company immediately prior to the Reincorporation will serve as the directors and officers of Chindex following the Reincorporation.

        In addition, as soon as the Reincorporation becomes effective, each outstanding option, right or warrant to acquire shares of New York Common Stock or New York Class B Stock will be converted into an option, right or warrant, respectively, to acquire an equal number of shares of Delaware Common Stock or Delaware Class B Stock, respectively, under the same terms and conditions as the original options, rights or warrants. The Company's 1994 stock option plan and all other employee benefit plans (collectively, the "Plans") will be continued by Chindex following the Reincorporation. Shareholders should recognize that approval of the proposed Reincorporation will constitute adoption and approval of the Merger, the Merger Agreement and the Plans.

EFFECTIVE TIME

        The Reincorporation is expected to become effective upon the filing of a certificate of merger with the Secretary of State of each of New York and Delaware (the "Effective Time"), assuming shareholder approval has been obtained and all other conditions to the Merger have been satisfied or waived. Notwithstanding shareholder approval, the Merger Agreement and applicable law allow the Board of Directors to abandon the Reincorporation prior to the Effective Time.

        At the Effective Time, the certificate of incorporation (the "Delaware Charter") and bylaws (the "Delaware Bylaws") of Chindex, copies of which are attached hereto as Annexes B and C, respectively, and the Delaware General
Corporation Law ("Delaware Law" or "DGCL") will govern the rights of the stockholders of Chindex. See "Comparison of Stockholder Rights under New York and Delaware Law" and "Material Changes in the Delaware Charter and Delaware Bylaws from the New York Charter and New York Bylaws".

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors has unanimously approved the proposal to change the Company's state of incorporation from New York to Delaware. The Board of Directors believes this change in domicile to be in the best interests of the Company and its shareholders and, for the reasons described below, unanimously recommends that the Company's shareholders approve the Reincorporation proposal.

REASONS FOR REINCORPORATION IN DELAWARE

        The Board of Directors believes that the Reincorporation will enhance the Company's ability to attract and retain qualified members to the Board of Directors as well as encourage directors to continue to make independent decisions in good faith on behalf of the Company. The Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies, most of which are incorporated in Delaware, to attract new directors and to retain its current directors. Reincorporation in Delaware will allow the Company the increased flexibility and predictability afforded by Delaware law.

        In recent years, a number of major public companies have obtained the approval of their shareholders to reincorporate in Delaware. For the reasons explained below, the Company believes it is beneficial and important that the Company likewise avail itself of Delaware law.

        For many years, the state of Delaware has followed a policy of encouraging incorporation therein. In furtherance of that policy, Delaware has adopted comprehensive corporate laws, which are revised regularly to meet changing business circumstances. The Delaware legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware courts have developed considerable expertise in dealing with corporate issues as well as a substantial body of case law construing Delaware's corporate law. As a result of these factors, it is anticipated that Delaware law will provide greater predictability in the Company's legal affairs than is presently available under New York law.

        The interests of the Board of Directors, management and affiliated shareholders in voting on the Reincorporation proposal may not be the same as those of unaffiliated shareholders. Delaware law does not afford minority shareholders some of the rights and protections available under New York law. Reincorporation of the Company in Delaware may make it more difficult for minority shareholders to elect directors and influence Company policies. A discussion of the principal differences between New York law and Delaware law as they affect shareholders is set forth below.

        The Board of Directors has considered the potential disadvantages and believes that the potential benefits of the provisions included in the proposed Delaware Charter and Delaware Bylaws outweigh the possible disadvantages. In particular, the Board of Directors believes that the benefits associated with attracting and retaining skilled and experienced outside directors, as well as the greater sophistication, breadth and certainty of Delaware law, make the proposed Reincorporation beneficial to the Company, its management and its shareholders.

NO ACTION NEED BE TAKEN BY SHAREHOLDERS TO EXCHANGE THEIR STOCK CERTIFICATES FOR NEW STOCK CERTIFICATES OF CHINDEX. CERTIFICATES FOR SHARES IN THE COMPANY WILL AUTOMATICALLY REPRESENT AN EQUAL NUMBER OF SHARES IN CHINDEX UPON COMPLETION OF THE REINCORPORATION.

        Shareholders should not destroy their old certificates and should not send their old certificates to the Company or the Company's transfer agent, either before or after the Effective Time. After the Reincorporation, those who were formerly shareholders of the Company may continue to make sales or transfers using their Company stock certificates. Chindex will issue new certificates representing shares of Chindex stock for transfers occurring after the Reincorporation. On request, Chindex will issue new certificates to anyone who holds Company stock certificates. Any request for new certificates will be subject to normal stock transfer requirements, including proper endorsement, signature guarantee, if required, and payment of applicable taxes.

        Shareholders whose shares of the Company's common stock were freely tradable before the Reincorporation will own shares of Chindex that are freely tradable after the Reincorporation. Similarly, any shareholders holding securities with transfer restrictions before the Reincorporation will hold shares of Chindex, with the same transfer restrictions after the Reincorporation. For purposes of computing the holding period under Rule 144 of the Securities Act of 1933, as amended, those who hold Chindex stock certificates will be deemed to have acquired their shares on the date they originally acquired their shares in the Company.

        After the consummation of the Reincorporation, Chindex will continue to be a publicly held company, and it will continue to file with the SEC and provide to its stockholders the same types of information that the Company has previously filed and provided.

REQUIRED VOTE

        Under New York law, the affirmative vote of the holders of at least two-thirds of the votes of all outstanding shares of the Company's capital stock outstanding on the Record Date and entitled to vote is required for the approval of the Reincorporation. As a result, abstentions and broker non-votes will have the same effect as negative votes. If approved by the shareholders, it is anticipated that the Reincorporation will be completed at the Effective Time. The Reincorporation may be abandoned and the Merger Agreement may be amended (with certain exceptions), either before or after shareholder approval has been obtained, if, in the opinion of the Board of Directors, such action would be in the best interest of the Company's shareholders; provided, that any amendment that would cause a material change to the provisions of the Merger Agreement or the Delaware Charter discussed in this Proxy Statement will require further approval by the holders of at least two-thirds of the votes of all outstanding shares of the Company's capital stock outstanding on the Record Date.

SIGNIFICANT CHANGES CAUSED BY THE REINCORPORATION

        In general, the Company's corporate affairs are presently governed by the corporate law of New York, the Company's state of incorporation, and by the New York Charter and the New York Bylaws, both of which have been adopted pursuant to New York law. The New York Charter and New York Bylaws are available for inspection during business hours at the principal executive offices of the Company. In addition, copies may be obtained by writing to the Company at U.S.-China Industrial Exchange, Inc., 7201 Wisconsin Avenue, Bethesda, Maryland 20814, Attention: Secretary.

        If the Reincorporation proposal is approved by the shareholders and the Merger is consummated, the Company will merge into, and its business will be continued by, Chindex. Following the Merger, issues of corporate governance and control will be governed by the DGCL, rather than the Business Corporation Law of New York ("New York Law" or "NYBCL"). The New York Charter and the New York Bylaws will be replaced by the Delaware Charter and the Delaware Bylaws. Accordingly, the differences among these documents and between Delaware Law and New York Law are relevant to your decision whether to approve the Reincorporation proposal.

        It might be possible to achieve or approximate some of the results to be achieved under Delaware Law, the Delaware Charter and the Delaware Bylaws, by amending the New York Charter and/or New York Bylaws to the extent permitted by New York Law. However, the Board of Directors concluded that this approach ultimately would be inadequate and disadvantageous to the Company and would not enable the Company to take advantage of the responsiveness and predictability of Delaware Law. The Board of Directors accordingly abandoned that effort in favor of the Reincorporation approach.

        Various differences between Delaware Law and New York Law are summarized in the chart beginning on page 18. Material differences between the Delaware Charter and Delaware Bylaws, on the one hand, and the New York Charter and New York Bylaws, on the other hand, are summarized in the chart beginning on page
22. The Board of Directors urges shareholders to read the charts, the discussion following the charts, the Merger Agreement, and the Delaware Charter and Delaware Bylaws attached to this Proxy Statement. For each item summarized in the charts, there is a reference to a page of this Proxy Statement on which a more detailed discussion appears.

        In considering the following charts and the discussions that follow them, it is important to be aware that a number of changes were made to New York Law, effective February 1998, in order to conform New York Law more closely with the more flexible rules afforded under the corporate laws of other states, such as Delaware. In many cases, these changes, although applying automatically to corporations formed after that effective date, did not also apply automatically to pre-existing corporations (like the Company). Rather, New York Law provided that pre-existing corporations would continue to be governed by the superseded (and, generally, less flexible) rules unless the particular corporation elected to take advantage of the new rules by amending its certificate of incorporation to expressly implement the particular changes. The Company has not done so and, as indicated above, has abandoned that effort in favor of the Reincorporation proposal. Accordingly, discussions in this Proxy Statement of New York Law are limited to that law as it currently applies to the Company, even though it currently applies differently to some other New York corporations and would apply differently to the Company if the Company were to implement the applicable changes to the New York Charter and/or New York Bylaws.

        Shareholders are also advised that many provisions of Delaware Law and New York Law may be subject to differing interpretations, and that those offered herein may be incomplete in certain respects. The following discussion is not a substitute for direct reference to the statutes themselves or for professional interpretation of them. In addition, this discussion is qualified in its entirety by reference to Delaware Law (with any amendments effective June, 2002) and New York Law, case law applicable in Delaware or New York, the Delaware Charter, the Delaware Bylaws, the New York Charter and the New York Bylaws.

COMPARISON OF STOCKHOLDER RIGHTS UNDER NEW YORK AND DELAWARE LAW


              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Amendment of Charter (see page      Requires board approval and a majority of        Requires board approval and a
23).                                the voting stock.  A corporation may             majority of the voting stock. A
                                    require a vote larger than majority on           corporation may require a vote
                                    particular issues.                               larger than majority on particular
                                                                                     issues.

Amendment of Bylaws                 By a majority of the voting stock or, if         By a majority of the voting stock
(see page 24).                      permitted under the charter, by the board        or, if permitted under the charter
                                    of directors.                                    or a shareholder-adopted bylaw, by
                                                                                     the board of directors.


                                                               -17-

              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Who May Call Special Meetings of    Generally, special meetings may be called        Generally, special meetings may be
Shareholders (see page 24).         by the board of directors or by any              called by the board of directors or
                                    person authorized in the charter or the          by any person authorized in the
                                    bylaws.                                          charter or the bylaws.


Action by Written Consent of        Actions by written consent are                   Actions by written consent are
Shareholders (see page 25).         permitted.  Must be signed by holders            permitted, but must be unanimous,
                                    collectively owning at least the minimum or,
                                    if the charter  permits,  by number of votes
                                    (generally,  a majority)  holders having not
                                    less  than the that  would  be  needed  at a
                                    meeting  if all  minimum  number  of  shares
                                    entitled  to  stockholders  entitled to vote
                                    were vote  thereon  that would be  necessary
                                    present. to authorize or take such action at
                                    a meeting.

Right of Shareholders to Inspect    Permitted for any purpose reasonably             Permitted for most purposes not
Shareholder List (see page 25).     related to such stockholder's interest as        contrary to the business of the
                                    a  stockholder.                                  corporation upon the shareholder's
                                                                                     written demand at least five days
                                                                                     prior to inspection.  Certain
                                                                                     shareholders are disqualified.

Vote Required for Certain           Subject to any provisions which may be           Approval by holders of two-thirds of
Transactions (see page 25).         contained in the charter, certain mergers,       the votes of all outstanding shares
                                    consolidations or sales of all or                entitled to vote is required in
                                    substantially all of the corporation's assets    connection with certain mergers,
                                    only require approval by a majority of the       consolidations and sales of all or
                                    shares present or represented by proxy and       substantially all of the
                                    entitled to vote.                                corporation's assets, with certain
                                                                                     exceptions.


Classified Board of Directors       Permitted if charter or a                        Permitted if charter or
(see page 26).                      stockholder-adopted bylaw so provides.           shareholder-adopted bylaw so
                                                                                     provides.


Removal of Directors by             Generally, directors may be removed with         Generally, directors may be removed
Shareholders (see page 26).         or without cause by a majority vote of           for cause by shareholders or, if
                                    the stockholders.  The board of directors        charter or a shareholder-adopted
                                    may not remove any director, whether or          bylaw so provide, by directors.
                                    not for cause.                                   Directors also may be removed by
                                                                                     shareholders without cause, but only
                                                                                     if charter or bylaws so provide.


                                                               -18-

              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Limitation of Directors'            The personal liability of a director for         The personal liability of a director
Liability (see page 26).            breach of his fiduciary duty may be              for any breach of duty may be
                                    limited or eliminated except for (i)             limited or eliminated, except where
                                    breaches of the duty of loyalty; (ii)            a judgment establishes that (i) his
                                    acts or omissions not in good faith or           acts or omissions were in bad faith
                                    involving intentional misconduct or              or involved intentional misconduct
                                    knowing violations of law; (iii) the             or a knowing violation of law; (ii)
                                    payment of unlawful dividends or unlawful        he personally gained a financial
                                    stock repurchases or redemptions; or (iv)        profit to which he was not legally
                                    transactions in which a director received        entitled; or (iii) his acts were in
                                    an improper personal benefit.  Must be           violation of certain NYCBL
                                    set forth in charter and will not relieve        provisions regarding dividends,
                                    director for liability predating the             distributions and loans to
                                    charter provision.                               directors.  Limitation of liability
                                                                                     must be set forth in charter and will
                                                                                     not relieve director from any liability
                                                                                     predating the provision.

Indemnification of Directors and    Delaware Law permits broad                       New York Law permits broad
Officers; Insurance (see page 27).  indemnification and the purchase of              indemnification and the purchase of
                                    directors' and officers' insurance.  In          directors' and officers' insurance.
                                    general, the person to be indemnified            In general, the person to be
                                    must have acted in good faith and in a           indemnified must have acted in good
                                    manner consistent with (or not opposed           faith and in a manner consistent
                                    to) the best interests of the corporation.       with the best interests of the
                                                                                     corporation.

Loans to, and Guarantees of         Board of directors may authorize loans by        Shareholders must approve loans by a
Obligations of, Directors (see      a corporation to, or guarantees by the           corporation to, and guarantees by
page 28).                           corporation of the obligations of, any           the corporation of the obligations
                                    director of the corporation who is an            of, a director.
                                    officer or other employee of the
                                    corporation whenever, in the judgment of
                                    the board, such loan or guarantee may
                                    reasonably be expected to benefit the
                                    corporation.

Issuance of Rights and Options to   Board of directors may authorize.                Must be approved by shareholders.
Directors, Officers and Employees
(see page 28).



                                                               -19-


              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Consideration for Shares            May consist of cash, services rendered,          May consist of money or other
(see page 28.                       personal or real property, leases of real        property, tangible or intangible,
                                    property or any combination of these.            labor or services actually received
                                    However, the portion of the purchase             by or performed for the corporation,
                                    price above the amount allocable to              a binding obligation to pay the
                                    stated capital also can be issued (in            purchase price or provide services,
                                    whole or in part) upon receipt of the            or any combination of the foregoing.
                                    purchaser's binding obligation to pay
                                    such portion.


Dividends; Redemption of Stock      Dividends may be paid from surplus, which        Dividends may be paid from surplus,
(see page 29).                      is the excess of net assets over stated          which is the excess of net assets
                                    capital.  If there is no surplus,                over stated capital.  New York Law
                                    Delaware allows the corporation to apply         generally permits redemption of
                                    net profits from the current or preceding        stock, if the charter so provides,
                                    fiscal year, with certain exceptions.            but only from surplus.
                                    Delaware Law generally permits redemption
                                    of stock, if the charter so provides, but
                                    only if the stated capital of the
                                    corporation is not impaired.


Appraisal Rights (see page 29).     Generally available if shareholders              Generally available in a merger or
                                    receive cash in exchange for the shares          consolidation or certain other
                                    and in certain other circumstances.              transactions except when shares are
                                                                                     listed on a national exchange or on
                                                                                     Nasdaq National Market.


Business Combinations with          Restricted for 3 years after person              Generally, prohibited for 5 years
Interested Stockholders (see        becomes interested stockholder, unless           after becoming an interested
page 30).                           (i) board approves transaction, (ii) upon        shareholder, unless the board
                                    transaction  resulting  in  person  becoming
                                    approves  either  the  business   interested
                                    stockholder,  such person holds  combination
                                    or the  transaction  at least  85% of voting
                                    stock,  or  (iii)  resulting  in the  person
                                    becoming an business combination approved by
                                    board interested shareholder. and holders of
                                    at least  two  thirds  of  voting  stock not
                                    owned by interested stockholder.



Preemptive Rights                   Not available unless provided in charter.        Available unless charter provides otherwise.
(see page 31).



                                                               -20-


              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Number of Directors; Filling        Must have one or more directors.  The            Must have one or more directors.
Vacancy (see page 33).              exact number may be fixed in the charter,        The exact number is fixed (i) in
                                    and if not so fixed shall be fixed by (or        charter, (ii) in bylaws, (iii) by
                                    in the manner provided in) the bylaws.           shareholders or (iv) if authorized
                                                                                     in a shareholder-adopted bylaw, by
                                                                                     the board of directors.

Statutory Liability of 10 Largest   Not applicable.                                  The 10 largest shareholders of every
Shareholders for Wages Due to                                                        corporation, whose shares are not listed on a
Employees.                                                                           national securities exchange or  regularly
                                                                                     quoted  in an over  the  counter market,  are
                                                                                     jointly and  severally  personally liable for
                                                                                     all debts, wages or salaries due and
                                                                                     owing  to the  corporation's employees (other
                                                                                     than  contractors)  for  services  performed by
                                                                                     them.

Other                               (i) Responsive legislature and                   New York Law allows use of
                                    larger body of corporate case law in             electronic transmission for notice
                                    Delaware provides more predictable               of shareholder meetings, waiver of
                                    corporate legal environment.                     notice of such meetings and
                                    (ii)     Delaware Law allows use of              designation of proxy.
                                    electronic transmission as a means for
                                    communicating notice, votes and other
                                    corporate governance functions.



                                                               -21-


MATERIAL  DIFFERENCES  BETWEEN THE DELAWARE CHARTER AND DELAWARE BYLAWS,  ON THE
ONE HAND, AND THE NEW YORK CHARTER AND NEW YORK BYLAWS, ON THE OTHER HAND


              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Capitalization                      Under the  Delaware  Charter, authorized  to     Under the New York Charter,
(see page 32)                       issue 20,000,000  shares of common stock,        authorized to issue 20,000,000
                                    par value $.01 per share, and 5,000,000          shares of common stock, par value
                                    shares of Preferred Stock, par value $.01        $.01 per share, and 5,000,000 shares
                                    per share.                                       of preferred stock, par value $.01
                                                                                     per share.

Amendment of Bylaws (see page 24).  By a majority of the board, or by the            By a majority of outstanding
                                    stockholders. But amendment of the               shares.  Also by majority of board,
                                    "Function" provision (pursuant to which          but if bylaw amended regulates an
                                    the board manages the business and               impending election of directors,
                                    affairs of Chindex) requires unanimous           such bylaw and the amendment will be
                                    vote of all votes represented by shares          set forth in the notice to the next
                                    entitled to be cast in election of               shareholders meeting.
                                    directors.

Who May Call Special                Special  meetings  may only be called  upon      Special  meetings  may be called by
Meetings of Shareholders            the written request of the holders of at         the board of directors, the
(see page 24).                      least a majority of the shares entitled          Chairperson of the board, the
                                    to vote or by the Chairperson of the             President or at the written request
                                    board of directors or the President.             of not less than a majority of the
                                                                                     shares entitled to vote.

Preemptive Rights (see page 31).    No preemptive rights under Delaware              No preemptive rights under New York
                                    Charter.                                         Charter.

Vote Required for Certain           Because  the  Delaware  Charter is silent on     Because  the New York  Charter  is silent on
Transactions (see page 25).         the  percent  of  votes  required  to  amend     the  percent  of votes  required  to approve
                                    certain  provisions of the Delaware  Charter     certain mergers,  consolidations or sales of
                                    relating to (i) the board of directors, (ii)     all    or    substantially    all   of   the
                                    stockholder  action by written  consent  and     corporation's   assets,   the   approval  of
                                    (iii)  who  may  call  special  meetings  of     holders  of two  thirds  of the votes of all
                                    stockholders,        certain        mergers,     outstanding   shares  entitled  to  vote  is
                                    consolidations   and   sales   of   all   or     required.
                                    substantially  all of the  assets of Chindex
                                    only  require  approval by a majority of the
                                    shares  present or  represented by proxy and
                                    entitled to vote.

Classified Board of Directors       The Delaware Charter does not designate          The New York Charter does not
(see page 26).                      classes of directors.                            designate classes of directors.



                                                               -22-


              ISSUE                                  DELAWARE                                 NEW YORK
              -----                                  --------                                 --------

Removal of Directors by             Under the Delaware Bylaws, with or               Under the New York Bylaws, for
Shareholders (see page 26).         without cause, by a majority of the              cause, by a majority of the shares
                                    shares entitled to vote at an election of        entitled to vote at an election of
                                    directors.                                       directors or a majority of the
                                                                                     board, or without cause, by a
                                                                                     majority of the shares entitled to
                                                                                     vote at the election of directors.

Indemnification of Directors and    The Delaware Charter provides for                The New York Charter provides for
Officers; Insurance (see page 27).  indemnification of directors and officers.       indemnification of directors and
                                                                                     officers.

Number of Directors; Filling        The number of directors may not be less          The number of directors may not be
Vacancies (see page 33)             than one.   Vacancies must be filled by          less than three (unless there are
                                    the board of directors unless there are          less than three shareholders) nor
                                    no directors remaining, in which case any        more than nine.  Vacancies may be
                                    officer may call a special meeting at            filled by a majority vote of the
                                    which such vacancies shall be filled.            remaining directors unless a vacancy
                                                                                     was  created by the removal of a director by
                                                                                     the shareholders,  in which case the vacancy
                                                                                     will be  filled by the  shareholders  at the
                                                                                     meeting at which the removal  was  effected,
                                                                                     or,  if not  so  filled,  by  the  remaining
                                                                                     directors.

Other                               Delaware Bylaws provide that various             New York Bylaws do not provide for
                                    proceedings, including notice of                 the use of electronic communication
                                    stockholder meeting and waiver of the            as a means for notices, waivers or
                                    notice, stockholder meetings and the             designations of meetings.
                                    adjournment thereof, resignations of
                                    directors and officers, director meetings
                                    and notice and waiver thereof may be
                                    transmitted or conducted by electronic
                                    mail or other electronic means.


AMENDMENT OF CHARTER

        Under New York Law, except for certain ministerial changes to the charter which may be implemented by a corporation's board of directors without shareholder action, and except as otherwise required under a charter, a charter may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment. Delaware Law allows a board of directors to recommend an amendment for approval by stockholders, and a majority of the shares entitled to vote at a stockholders' meeting are normally enough to approve that amendment. Both New York Law and Delaware Law also require that if a particular class or series of stock are adversely affected by certain types of amendments then such class or series also must authorize such amendment in order for it to become effective.

        New York Law and Delaware Law both allow a corporation to require a higher proportion of votes in order to authorize charter amendments, if so provided in the charter.

        In cases where the charter provides for so-called "blank check" preferred stock (that is, preferred stock that is undesignated as to series and relative rights), New York Law and Delaware Law also allow the board of directors to establish one or more series of preferred stock and their relative rights, by amending the charter (called a certificate of designation in Delaware) without further shareholder action. Each of the New York Charter and Delaware Charter allows for "blank check" preferred stock.

AMENDMENT OF BYLAWS

        The New York Bylaws provide, as permitted by New York Law, that the Board of Directors may amend, adopt or repeal the New York Bylaws. Under Delaware Law, however, a board of directors may amend, adopt or repeal bylaws only if permitted by its certificate of incorporation. The Delaware Charter will specifically permit amendment of the Delaware Bylaws by the Board of Directors. Additionally, both New York Law and Delaware Law allow stockholders to further amend or repeal bylaws adopted or amended by the board of directors.

        The New York Bylaws may be amended by the Board of Directors at any regular meeting or at any special meeting provided that if any bylaw regulating an impending election of directors is adopted or amended or repealed by the Board of Directors, there shall be set forth in the notice of the next shareholders meeting for the election of directors the bylaws so adopted or amended or repealed, together with a concise statement of the changes made. Upon the effectiveness of the proposed Reincorporation, the Board of Directors of Chindex will be able to adopt, amend or repeal any of the Delaware Bylaws other than the bylaw governing the management by the board of the business and affairs of Chindex. The Delaware Bylaws may also be adopted, amended or repealed by the Chindex stockholders.

WHO MAY CALL SPECIAL MEETINGS OF SHAREHOLDERS

        Under both New York Law and Delaware Law, a board of directors or anyone authorized in the charter or bylaws may call a special meeting of shareholders. Currently, the New York Bylaws provide that special meetings may be called by the Board of Directors, the Chairperson of the Board of Directors, the President or upon the written request of shareholders collectively owning a majority of the shares entitled to vote. The Delaware Bylaws provide that special meetings may be called only upon the written request of the holders of at least a majority of the shares entitled to vote, the Chairperson of the Board of Directors or the President.

ACTION BY WRITTEN CONSENT OF SHAREHOLDERS IN LIEU OF A SHAREHOLDER MEETING

        New York Law permits shareholder action in lieu of a meeting only by unanimous written consent of those who would have been entitled to vote on a given action at a meeting, or, if the charter so permits, by holders having not less than the minimum number of shares entitled to vote thereon that would be necessary to authorize or take such action at a meeting. Delaware Law, on the other hand, generally permits stockholders to take action by the written consent of holders collectively owning at least the minimum number of votes (generally, a majority) that would be required for action at a stockholders' meeting assuming the presence of all shareholders entitled to vote thereon.

        The New York Bylaws provide that any shareholder action taken by written consent must be signed by all shareholders entitled to vote, or by such lesser number of holders as may be provided for in the charter (which, in the case of the New York Charter, is silent). The Delaware Bylaws provide that any action by stockholders may be taken by written consent of holders owning at least the minimum number of votes that would be required for action at a stockholders' meeting.

RIGHT OF SHAREHOLDERS TO INSPECT SHAREHOLDER LIST

        Under New York Law, a shareholder of record may inspect the list of record shareholders upon giving at least five days' written demand to do so. The inspection may be denied if the shareholder refuses to give an affidavit that such inspection is not desired for a purpose which is in the interest of a business other than the business of the corporation and that the shareholder has not been involved in selling or offering to sell any list of shareholders of any corporation within the preceding five years. Under Delaware Law, any stockholder may inspect the stockholders' list for any purpose reasonably related to the person's interest as a stockholder. In addition, for at least ten days prior to each stockholders' meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

VOTE REQUIRED FOR CERTAIN TRANSACTIONS

        Until February 1998, New York Law required the holders of at least two-thirds of the outstanding stock of a New York corporation to approve certain mergers, consolidations or sales of all or substantially all of the corporation's assets that may occur outside the ordinary course of business. Since February 1998, however, a New York corporation may provide in its certificate of incorporation that the holders of a majority of the outstanding stock may approve such transaction, although the Company has not adopted such a provision.

        Under Delaware Law, on the other hand, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets, unless the charter provides otherwise. Furthermore, in the case of a merger under Delaware Law, shareholders of the surviving corporation do not have to approve the merger at all, unless the charter provides otherwise, if these three conditions are met:

        - No amendment of the surviving corporation's charter is made by the merger agreement; and

        - Each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

        - The merger results in no more than a 20% increase in its outstanding common stock.

        Special vote requirements may apply to certain business combinations with interested stockholders. See the discussion of these below under the heading "Business Combinations with Interested Stockholders."

CLASSIFIED BOARD

        Both New York Law and Delaware Law permit "classified" boards of directors, which means the directors have staggered terms that do not all expire at once. New York Law requires that classified boards be authorized in the corporation's charter or in a shareholder-adopted bylaw, and allows for as many as four different classes of directors, all as nearly equal in number as possible. However, neither the New York Charter nor the New York Bylaws authorizes a classified board of directors for the Company. Delaware Law also requires that a classified board of directors be established in the charter or a stockholder-adopted bylaw, but allows for only up to three different classes of directors. Neither the Delaware Charter nor the Delaware Bylaws provide for different classes of directors.

REMOVAL OF DIRECTORS BY SHAREHOLDERS

        Under New York Law, directors may be removed by a vote of the shareholders for cause, and may be removed for cause by the directors if the charter or a shareholder-adopted bylaw so provides. Furthermore, if the charter or a shareholder-adopted bylaw so provides, directors may be removed by vote of the shareholders without cause. Under Delaware Law, directors generally may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

        The New York Bylaws provide that directors may be removed with or without cause by a majority of the shares entitled to vote at an election of directors, or with cause by a majority of the Board of Directors. The Delaware Bylaws provide that directors may be removed with or without cause by a majority of the shares entitled to vote.

LIMITATION OF DIRECTORS' LIABILITY

        Both states permit the limitation of a director's personal liability while acting in his or her official capacity, but only if the limitation is contained in the corporation's charter. Under New York Law, the charter may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for any breach of duty. However, no provision can eliminate or limit:

        - the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of New York Law; or

        - the liability of any director for any act or omission prior to the adoption of such provision in the charter.

        Delaware Law also requires a charter provision in order to limit or eliminate a director's liability. However, Delaware Law precludes any limitation or elimination of liability if the director breaches his or her duty of loyalty to the corporation or its shareholders, or if his or her acts are not in good faith or involve a knowing violation of law or if he or she receives an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by Delaware Law. The Delaware Charter limits director liability to the fullest extent permitted by Delaware Law.

        Due to the variations in New York Law and Delaware Law, there may be circumstances where, despite the inclusion of charter provisions seeking the maximum director exculpation permitted by applicable law, a director could remain liable under New York Law for conduct that would not expose him or her to liability under Delaware Law, or vice versa.

INDEMNIFICATION OF DIRECTORS AND OFFICERS; INSURANCE

        With some variations, both New York Law and Delaware Law allow a corporation to "indemnify" (that is, to make whole) any person who is or was a director or officer of the corporation if that person is held liable for something he or she did or failed to do in an official capacity. Besides covering court judgments, out-of-court settlements, fines and penalties, both New York Law and Delaware Law also allow the corporation to advance certain reasonable expenses the indemnified person will incur or to reimburse such indemnified person for expenses after they are incurred, even if liability is not actually proven. The right to indemnification under both New York Law and Delaware Law does not normally exclude other rights of recovery the indemnified person may have. In general, both New York Law and Delaware Law provide that the person to be indemnified must have acted in good faith and in a manner consistent with (or, under Delaware Law, not opposed to) the best interests of the corporation.

        Additionally, each of New York Law and Delaware Law permits a corporation to purchase insurance for its directors and officers against some or all of the costs of such indemnification or against liabilities arising from actions and omissions of the insured person, even though the corporation may not have power to indemnify the person against such liabilities. New York Law, however, restricts the kinds of claims that may be made under insurance purchased by the corporation against these liabilities. For example, there would be no insurance coverage other than the cost of defense if the person to be indemnified was guilty of deliberate dishonesty and that dishonesty was material to the event that produced the claim, or if the person gained some financial profit or other advantage to which he or she was not entitled.

        The New York Bylaws currently provide for indemnification in accordance with New York Law, and the Delaware Bylaws provide for indemnification as fully as Delaware Law allows. However, New York Law does not permit indemnification of a director if a court establishes that (i) the acts or omissions of such director were in bad faith or involved intentional misconduct or a knowing violation of law; (ii) the director personally gained a financial profit to which he or she was not legally entitled; or (iii) the acts of the officer or director were in violation of certain NYCBL provisions regarding dividends, distributions and loans to directors; and Delaware Law does not permit indemnification of an officer or director for (i) breaches of the duty of loyalty; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(iii) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (iv) transactions in which a director received an improper personal benefit.

LOANS TO, AND GUARANTEES OF OBLIGATIONS OF, DIRECTORS

        Under New York Law, a corporation may not lend money to, or guarantee the obligation of, a director unless (1) the shareholders (other than the interested director) approve the transaction, or (2) for corporations in existence on February 22, 1998, if the certificate of incorporation so provides. For purposes of the shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum.

        Under Delaware Law, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

        New York Law provides that a guarantee may not be given by a New York corporation, if not in furtherance of its corporate purposes, unless it is authorized by two-thirds of the votes of all outstanding shares entitled to vote. There is no similar provision under Delaware Law.

ISSUANCE OF RIGHTS AND OPTIONS TO DIRECTORS, OFFICERS AND EMPLOYEES

        Under New York Law, the issuance of any stock rights or stock options, as well as plans to issue rights or options, to directors, officers or employees, must be approved by a majority vote of the corporation's shareholders. Delaware Law does not require stockholder approval of such transactions.

CONSIDERATION FOR SHARES

        Under New York Law, consideration for the issue of shares may consist of money or other property, tangible or intangible, labor or services actually received by or performed for the corporation, a binding obligation to pay the purchase price or a binding obligation to perform services, or some combination of the above. Stock certificates may not be issued until the amount of the consideration determined to be stated capital has been paid in cash (or certain other approved forms), and the consideration for the balance above stated capital, if any, which may include the above-referenced binding obligation, is provided for. Under Delaware Law, consideration may consist of cash, services rendered, personal or real property, leases of real property or any combination of these as payment in full or in part for the shares. However, the portion of the purchase price above the amount allocable to stated capital also can be issued (in whole or in part) upon receipt of the purchaser's binding obligation to pay such portion.

DIVIDENDS; REDEMPTION OF STOCK

        Subject to its charter provisions, under each of New York Law and Delaware Law a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

        Under New York Law, dividends may be paid or distributions made out of surplus only, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. New York Law defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital. Delaware Law defines surplus as the excess of net assets over stated capital and lets the board of directors to adjust capital. If there is no surplus, Delaware Law allows a corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions. In general, with certain restrictions, New York Law permits a corporation to provide in its charter for redemption (at the option of the corporation of the shareholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. Delaware Law permits redemptions only when the corporation has outstanding one or more shares of one or more classes or series of stock, which share or shares have full voting powers.

APPRAISAL RIGHTS

        The NYBCL generally provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the charter which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of stockholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the charter. The Delaware Charter does not provide any such additional appraisal rights.

        The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. Appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations, and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

        Similarly, under the DGCL, appraisal rights are not available to a stockholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 stockholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's stockholders. But, regardless of listing on an exchange, a dissenting stockholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of (a) shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation, (b) shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs, or (c) cash instead of fractional shares of the surviving corporation or another corporation.

BUSINESS COMBINATIONS WITH INTERESTED STOCKHOLDERS

        Provisions in both New York Law and Delaware Law may help to prevent or delay changes of corporate control. In particular, both New York Law and Delaware Law restrict or prohibit an interested stockholder from entering into certain types of business combinations unless the board of directors approves the transaction in advance.

        Under New York Law, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares. An "interested shareholder" under New York Law is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under New York Law include mergers and consolidations between corporations or with an interested shareholder; sales, leases, mortgages or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, pledges or other financial assistance or tax benefits provided by the corporation.

        After a five-year period, New York Law allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met.

        One section of Delaware Law, Section 203, generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under Delaware Law is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who owned at least 15% within the preceding three years, and this definition includes affiliates of the corporation. Briefly described, the prohibited combinations include:

        (i)    Mergers or consolidations.

        (ii)   Sales, leases,  exchanges or other dispositions of 10% or more of
               (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation.

        (iii) Issuances or transfers by the corporation of its stock that would increase the proportionate share of stock owned by the interested stockholder.

        (iv)   Receipt by the  interested  stockholder  of the benefit of loans,
               advances,   guarantees,   pledges  or  other  financial  benefits
               provided by the corporation.

        (v) Any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

        A Delaware corporation may choose not to have Section 203 of the Delaware Law apply. Chindex has chosen, however, to accept the protections of
Section 203, and therefore the Delaware Charter will not waive those protections. Nevertheless, Section 203 does not apply in the following cases:

        (i) If, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

        (ii) If, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules.

        (iii) If, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

PREEMPTIVE RIGHTS

        In New York, shareholders are generally entitled to preemptive rights in connection with certain types of stock issuances by the corporation, unless the charter expressly limits or eliminates preemptive rights, as in the case of the New York Charter.

        In Delaware, on the other hand, the issuance of shares does not result in preemptive rights of stockholders unless the charter expressly provides for such rights.

CAPITALIZATION

        The Company's capital stock currently consists of (i) 18,000,000 authorized shares of common stock, par value $.01 per share, of which 666,644 shares were issued and outstanding as of the Record Date; (ii) 2,000,000 authorized shares of Class B common stock, par value $.01 per share, of which 193,750 shares were issued and outstanding as of the Record Date; and (iii) 5,000,000 shares of preferred stock, par value $.01 per share, none of which were issued and outstanding as of the Record Date.

        The capital stock of Chindex consists of (i) 18,000,000 authorized shares of common stock, par value $.01 per share, of which 100 shares were issued and outstanding as of the Record Date, (ii) 2,000,000 shares of Class B common stock, par value $.01 per share, none of which were issued and outstanding as of the Record Date, and (iii) 5,000,000 authorized shares of Preferred Stock, par value $.01 per share, none of which were outstanding as of the Record Date.

        Holders of shares of Chindex common stock shall have the right to cast one vote for each share held of record, and holders of Chindex Class B common stock shall have the right to cast six votes for each share held of record, on all matters submitted to a vote of the stockholders. Holders of shares of common stock and Class B common shall vote together as a single class on all matters on which they may vote, including the election of directors, except when class voting is required by applicable law.

        Shares of Class B common stock are automatically converted into an equivalent number of fully paid and non-assessable shares of common stock: (i) upon the death of the original record holder thereof or (ii) upon the sale, assignment, transfer, conveyance, or other disposition, whether voluntary, by operation of law or otherwise, of shares of Class B common stock, other than those to the following transferees: (a) the spouse of a holder of shares of Class B common stock; (b) any lineal descendants of a holder of shares of Class B common stock, including adopted children (said descendants, together with the holder of shares of Class B common stock and his or her spouse are hereinafter referred to as "Family Members"); (c) a trust for the sole benefit of Family Members of the holder of shares of Class B common stock; (d) a partnership made up exclusively of holders of shares of Class B Common Stock and their Family Members or a corporation wholly owned by holders of shares of Class B common stock and their Family Members, and (e) any other holder of shares of Class B common stock. Each share of Class B common stock also is convertible at any time at the option of the holder into one fully paid and non-assessable share of common stock by delivery of written notice by the holder of such shares of Class B common stock to the Corporation, or its transfer agent, of his election together with the certificate(s) representing the shares to be converted.

        Holders of shares of common stock and Class B common stock have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors and are entitled to share ratably, as a single class, in all of the assets of Chindex available for distribution to holders of shares of common stock and Class B common stock upon the liquidation, dissolution or winding up of the affairs of Chindex.

        Under the Delaware Charter, the Board of Directors has the authority to determine or alter the rights, preferences, privileges and restrictions to be granted to or imposed upon any wholly unissued series of preferred stock and to fix the number of shares constituting any such series and to determine the designation thereof. The Board of Directors may also authorize the issuance of preferred stock in connection with various corporate transactions.

        In addition to various anti-takeover measures that would be available to Chindex after the Reincorporation due to the application of Delaware Law, Chindex would retain the rights currently available to the Company under New York Law to issue shares of its authorized but unissued capital stock. Following the effectiveness of the proposed Reincorporation, shares of authorized and unissued common stock, Class B common stock or preferred stock of Chindex could (within the limits imposed by applicable law and/or exchange regulations) be issued in one or more transactions, or preferred stock could be issued with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of Chindex. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock and Class B common stock, and such additional shares could be used to dilute the stock ownership of persons seeking to obtain control of Chindex.

        It should be noted that the voting rights to be accorded to any unissued series of preferred stock of Chindex ("Delaware Preferred Stock") remain to be fixed by the Board of Directors of Chindex. Accordingly, if the Board of Directors of Chindex so authorizes, the holders of Delaware Preferred Stock may be entitled to vote separately as a class in connection with approval of certain extraordinary corporate transactions in circumstances where Delaware law does not ordinarily require such a class vote, or might be given a disproportionately large number of votes. Such Delaware Preferred Stock could also be convertible into a large number of shares of Delaware Common Stock under certain circumstances or have other terms which might make acquisition of a controlling interest in Chindex more difficult or more costly, including the right to elect additional directors to the Board of Directors of Chindex. Potentially, the Delaware Preferred Stock could be used to create voting impediments or to frustrate persons seeking to effect a merger or otherwise to gain control of Chindex. Also, the Delaware Preferred Stock could be privately placed with purchasers who might side with the management of the Chindex in opposing a hostile tender offer or other attempt to obtain control.

        If the Reincorporation is approved, it is not the present intention of the Board of Directors to seek stockholder approval prior to any issuance of the Delaware Preferred Stock or Delaware Common Stock, except as required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessary for stockholder approval of a specific issuance would be a detriment to Chindex and its stockholders. The Board of Directors does not intend to issue any preferred stock except on terms that the Board of Directors deems to be in the best interests of Chindex and its then existing stockholders.

NUMBER OF DIRECTORS; FILLING VACANCIES

        The New York Bylaws provide that the number of directors constituting the Board of Directors shall be not less than three (unless there are less than three shareholders, in which case the number of directors may be less than three but not less than the number of shareholders) nor more than nine. The Company presently has seven members on its Board of Directors. In the event of an increase in the number of directors, the New York Bylaws provide that additional directors may be elected by the Board of Directors.

        The Delaware Bylaws provide that the number of directors constituting the Board of Directors shall be determined by the Board of Directors itself, and that if the Board of Directors does not so determine, the number of directors will be one. After the consummation of the proposed Reincorporation, the current Board of Directors of the Company will become the Board of Directors of Chindex. In addition, the Delaware Bylaws provide that any vacancy on the Board of Directors of Chindex that results from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. If there are no directors in office, any officer may call a special meeting of stockholders at which such vacancy will be filled.

OTHER CHANGES TO REFLECT TECHNICAL DIFFERENCES BETWEEN DELAWARE LAW AND NEW YORK LAW

        In addition to the changes described above, certain technical changes have been made in the Delaware Certificate and Delaware Bylaws from the New York Certificate and New York Bylaws to reflect differences between the Delaware Law and the New York Law. Such technical changes include: designation of a registered office and registered agent in the State of Delaware; changes in the minimum and maximum number of days applicable for giving notice of meetings and for setting record dates to be consistent with Delaware Law; and changing references in the Bylaws to place or to applicable law from New York to Delaware.

        Delaware Law permits a corporation to provide in its bylaws for the use of electronic transmission for many corporate procedures, and the Delaware Bylaws provide the following: the Board of Directors may designate a stockholder meeting to be held by remote communication instead of at a physical location; notice of stockholder meeting and waiver of the notice may be transmitted by electronic transmission; stockholder meetings and the adjournment of a meeting may be conducted by remote communication; an affirmative vote by electronic communication will be counted as if the vote was done in person or by proxy; resignations of directors and officers may be transmitted by electronic communication; director meetings and notice and waiver of the meetings may be transmitted by electronic mail or other electronic means; and a board of directors may act without a meeting by consent transmitted by electronic transmission. New York Law permits electronic communication of notice and waiver of stockholder meetings and designation of proxy; however, the New York Bylaws do not provide for the use of such electronic transmission as a means for such notice, waiver or designation.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

        The following discussion addresses certain federal income tax considerations that are generally applicable to holders of New York Common Stock who may receive Delaware Common Stock in exchange for New York Common Stock by virtue of the Reincorporation. This discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular shareholders in light of their particular circumstances, such as shareholders who are dealers in securities, who are foreign persons or who acquired their common stock through stock option or stock purchase programs or in other compensatory transactions. In addition, the following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the

Reincorporation). Finally, no foreign, state or local tax or non-income tax considerations are addressed herein. Accordingly, the shareholders of the Company are urged to consult their own tax advisors as to the specific tax consequences to them of the Reincorporation and related transactions, including the applicable federal, state, local and foreign tax consequences to them of the Reincorporation and such related transactions.

        The following discussion is based on the interpretation of the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the "IRS") is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, Chindex and/or the shareholders of the Company.

        Subject to the limitations, qualifications and exceptions described herein, the Company believes that the Reincorporation will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code (a "Reorganization"). Assuming the Reincorporation qualifies as a Reorganization, the following federal income tax consequences will generally result:

        (a) No gain or loss will be recognized by holders of the New York Common Stock as a result of the Reincorporation;

        (b) The aggregate tax basis of the Delaware Common Stock received by each shareholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the New York Common Stock which may be surrendered in exchange therefor;

        (c) The holding period of the Delaware Common Stock received by each shareholder of the Company will include the period for which such shareholder held the New York Common Stock which may be surrendered in exchange therefor, provided that such New York Common Stock was held by such shareholder as a capital asset at the time of the Reincorporation; and

        (d) No gain or loss will be recognized by the Company or Chindex as a result of the Reincorporation.

        The Company has not requested a ruling from the IRS with respect to the federal income tax consequences of the Reincorporation. A successful IRS challenge to the Reorganization status of the Reincorporation could result in a shareholder recognizing gain or loss with respect to each share of common stock which may be exchanged in the Reincorporation (equal to the difference between the shareholder's basis in the New York Common Stock and the fair market value, as of the time of the Reincorporation, of the Delaware Common Stock). In such event, a shareholder's aggregate basis in the shares of Delaware Common Stock would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held New York Common Stock.

        The shareholders of the Company will be required to attach a statement to their tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3(b). Such statement must include the shareholder's tax basis in the shareholder's New York Common Stock and a description of the Delaware Common Stock received.

ACCOUNTING TREATMENT OF THE MERGER

        In accordance with accounting principles generally accepted in the United States, the Company expects that the Merger will be accounted for as a reorganization of entities under common control at historical cost.


                                   PROPOSAL 3
                            RATIFICATION OF SELECTION
                                       OF
                        INDEPENDENT CERTIFIED ACCOUNTANTS

        The Board of Directors believes it is appropriate to submit for ratification by its shareholders its selection of Ernst & Young, LLP as the Company's independent certified public accountants for the fiscal year ending December 31, 2002.

        Representatives of Ernst & Young, LLP are expected to be present at the Meeting with the opportunity to make a statement and to be available to respond to questions regarding these and any other appropriate matters.

                               VOTING REQUIREMENTS

        Directors are elected by a plurality of the votes cast at the Meeting (Proposal 1). The affirmative vote of a majority of the votes cast in favor of or against such action at the Meeting by the holders of shares entitled to vote on such matter will be required to approve the Reincorporation (Proposal 2) and to ratify the appointment of Ernst & Young, LLP as independent certified accountants of the Company for the fiscal year ending December 31, 2002 (Proposal 3). Abstentions and broker non-votes with respect to any matter are not considered as votes cast with respect to that matter.

        THE BOARD OF DIRECTORS HAS UNANIMOUSLY RECOMMENDED A VOTE IN FAVOR OF EACH NOMINEE FOR DIRECTORSHIP NAMED IN THE PROXY AND FOR PROPOSALS 2 AND 3.

                                  MISCELLANEOUS

SHAREHOLDER PROPOSALS

        Shareholders wishing to present proposals at the 2002 Annual Meeting of Shareholders and wishing to have their proposals presented in the proxy statement and form of proxy distributed by the Board of Directors in connection with the 2002 Annual Meeting of Shareholders must submit their proposals to the Company in writing on or before February 7, 2003.

        If the Company does not receive notice by April 23, 2003 from a shareholder who intends to present at the next annual meeting a proposal that is not discussed in the Company's proxy statement, the persons named in the proxy accompanying the Company's proxy statement for that annual meeting will have the discretionary authority to vote on such proposal at such meeting.

OTHER MATTERS

        Management does not intend to bring before the Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Meeting, the persons named in the Proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Meeting.

PROXIES

        All shareholders are urged to fill in their choices with respect to the matters to be voted on, sign and promptly return the enclosed form of Proxy.

                                       By Order of the Board of Directors,

                                       ELYSE BETH SILVERBERG
                                       Secretary

June 7, 2002

                                     ANNEX A
                                     -------

                          AGREEMENT AND PLAN OF MERGER
                          ----------------------------

        THIS AGREEMENT AND PLAN OF MERGER (hereinafter called the "Merger Agreement") is made as of July 16, 2002, by and between U.S.-China Industrial Exchange, Inc., a New York corporation (the "Company") and Chindex International, Inc., a Delaware corporation ("Chindex-Delaware"). The Company and Chindex-Delaware are sometimes referred to collectively herein as the "Parties."

                                    RECITALS
                                    --------

        WHEREAS, the authorized capital stock of the Company consists of 25,000,000 shares, consisting of (i) 18,000,000 shares designated as Common Stock, par value $.01 per share, of which 666,644 shares are outstanding as of the Effective Time (as defined below), (ii) 2,000,000 shares designated as Class B Common Stock, par value $.01 per share, of which 193,750 shares are outstanding as of the Effective Time, and (iii) 5,000,000 shares designated as Preferred Stock, par value $.01 per share, none of which is outstanding as of the Effective Time;

        WHEREAS, the authorized capital stock of Chindex-Delaware consists of 25,000,000 shares, consisting of (i) 18,000,000 shares designated as Common Stock, par value $.01 per share, of which 100 shares are outstanding as of the Effective Time, (ii) 2,000,000 shares designated as Class B Common Stock, par value $.01 per share, none of which is outstanding as of the Effective Time, and
(iii) 5,000,000 shares designated as Preferred Stock, par value $.01 per share, none of which is outstanding as of the Effective Time;

        WHEREAS, the Company was originally incorporated under the laws of the State of New York on July 3, 1981, under the name "U.S.-China Industrial Exchange, Inc.";

        WHEREAS, the respective directors of the Parties deem it advisable and to the advantage of said corporations that the Company merge with and into Chindex-Delaware upon the terms and conditions herein provided; and

        WHEREAS, following the Merger (as defined below) the subsidiaries of the Company shall be the subsidiaries of Chindex-Delaware.

        NOW, THEREFORE, the Parties do hereby adopt the plan of reorganization encompassed by this Merger Agreement and do hereby agree that the Company shall merge with and into Chindex-Delaware on the following terms, conditions and other provisions:

                                    AGREEMENT
                                    ---------

        1.    TERMS AND CONDITIONS

        1.1 MERGER. The Company shall be merged with and into Chindex-Delaware (the "Merger"), and Chindex-Delaware shall be the surviving corporation (the "Surviving Corporation"), effective upon the filing of a certificate of merger with the Secretary of State of each of New York and Delaware in accordance with Section 906(a) of the New York Business Corporation Law and Section 251(c) of the Delaware General Corporation Law (the "Effective Time").

        1.2 SUCCESSION. At the Effective Time, Chindex-Delaware shall continue its corporate existence under the laws of the State of Delaware, and the separate existence and corporate organization of the Company, except insofar as it may be continued by operation of law, shall be terminated and ceased.

        1.3 TRANSFER OF ASSETS AND LIABILITIES. At the Effective Time, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Parties, shall be vested in and possessed by the Surviving Corporation, subject to all of the disabilities, duties and restrictions of or upon each of the Parties; and all and singular rights, privileges, powers and franchises of each of the Parties, and all property, real, personal and mixed, of each of the Parties, and all debts due to each of the Parties on whatever account, and all things in action or belonging to each of the Parties shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter the property of the Surviving Corporation as they were of the Parties, and the title to any real estate vested by deed or otherwise in either of the Parties shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Parties and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Parties shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the Parties may be prosecuted to judgment as if the Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Parties shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it.

        1.4 COMMON STOCK OF THE COMPANY AND CHINDEX-DELAWARE. At the Effective Time, by virtue of the Merger and without any further action on the part of the Parties or their respective shareholders, (i) each share of Common Stock of the Company issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of Common Stock of Chindex-Delaware; (ii) each share of Class B Common Stock of the Company issued and outstanding immediately prior thereto shall be changed and converted into one fully paid and non-assessable share of Class B Common Stock of Chindex-Delaware; and (iii) each share of Common Stock of Chindex-Delaware issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

        1.5 STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which prior to that time represented shares of the Common Stock or Class B Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of Chindex-Delaware into which the shares of the Company represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agents. The registered owner of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving

Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividend and other distributions upon, the shares of Chindex-Delaware evidenced by such outstanding certificate as above provided.

        1.6 OPTIONS OF THE COMPANY. At the Effective Time, the Surviving Corporation will assume and continue all of the Company's stock option plans in existence at the Effective Time, including without limitation all options outstanding under such stock option plans and any other outstanding options shall be converted into options of Chindex-Delaware, such that an option for one
(1) share of the Company shall be converted into an option for (1) share of Chindex-Delaware, with no change in the exercise price of the Chindex-Delaware option. No other changes in the terms and conditions of such options will occur. Effective at the Effective Time, Chindex-Delaware hereby assumes the outstanding and unexercised portions of such options and the obligations of the Company with respect thereto.

        1.7 WARRANTS. At the Effective Time, the Surviving Corporation will assume and continue warrants, if any, of the Company and the outstanding and unexercised portions of all warrants, including without limitation all warrants to purchase shares of Common Stock outstanding and any other outstanding warrants, if any, shall be converted into warrants of Chindex-Delaware, such that a warrant for one (1) share of the Company shall be converted into a warrant for one (1) share of Chindex-Delaware, with no change in the exercise price of the Chindex-Delaware warrant. No other changes in the terms and conditions of such warrants will occur. Effective on the Effective Date, Chindex-Delaware hereby assumes the outstanding and unexercised portions of such warrants and the obligations of the Company with respect thereto.

        1.8 EMPLOYEE BENEFIT PLANS. At the Effective Time, the Surviving Corporation shall assume all obligations of the Company under any and all employee benefit plans in effect as of the Effective Time with respect to which employee rights or accrued benefits are outstanding as of such time, including but not limited to the Company's 401(k) Plans; provided, however, that one share of Common Stock of Chindex-Delaware shall be substituted for each share of Common Stock of the Company (if any) thereunder. At the Effective Time, the Surviving Corporation shall adopt and continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger and shall reserve that number of shares of Chindex-Delaware Common Stock or Class B Common Stock with respect to each such employee benefit plan as is equal to the number of shares of the Company's Common Stock or Class B Common Stock, if any, so reserved at the Effective Time.

        2.    CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

        2.1 CERTIFICATE OF INCORPORATION AND BYLAWS. The Certificate of Incorporation and Bylaws of Chindex-Delaware in effect at the Effective Time shall continue to be the Certificate of Incorporation and Bylaws of the Surviving Corporation.

        2.2 DIRECTORS. The directors of the Company immediately preceding the Effective Time shall become the directors of the Surviving Corporation at and after the Effective Time to serve until the expiration of their terms and until their successors are elected and qualified.

        2.3 OFFICERS. The officers of the Company immediately preceding the Effective Time shall become the officers of the Surviving Corporation at and after the Effective Time to serve at the pleasure of its Board of Directors.

        3.    MISCELLANEOUS

        3.1 AMENDMENT. At any time before or after approval of it by the shareholders of the Company, this Merger Agreement may be amended in any manner (except that, after the approval of the Merger Agreement by the shareholders of the Company, the principal terms may not be amended without the further approval of the shareholders of the Company) as may be determined in the judgment of the respective Board of Directors of Chindex-Delaware and the Company to be necessary, desirable, or expedient in order to clarify the intention of the Parties or to effect or facilitate the purpose and intent of this Merger Agreement.

        3.2 CONDITIONS TO MERGER. The obligation of the Parties to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by either of the Parties in its sole discretion to the extent permitted by law):

             (a) the Merger shall have been approved by the shareholders of the Company in accordance with applicable provisions of the General Corporation Law of the State of New York; and

             (b) The Company, as sole stockholder of Chindex-Delaware, shall have approved the Merger in accordance with the General Corporation Law of the State of Delaware; and

             (c) any and all consents, permits, authorizations, approvals, and orders deemed in the sole discretion of the Company to be material to consummation of the Merger shall have been obtained.

        3.3 ABANDONMENT OR DEFERRAL. At any time before the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or Chindex-Delaware, or both, notwithstanding the approval of this Merger Agreement by the shareholders of the Company or by Chindex-Delaware or the prior filing of this Merger Agreement with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the respective Boards of Directors of the Company and Chindex-Delaware, such action would be in the best interest of such corporations. In the event of termination of this Merger Agreement, this Merger Agreement shall become void and of no effect and there shall be no liability on the part of either of the Parties or its respective Board of Directors or shareholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Merger or in respect of this Merger Agreement or relating thereto.

        3.4 COUNTERPARTS. In order to facilitate the filing and recording of this Merger Agreement, the same may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, this Merger Agreement, having first been fully approved by the respective Boards of Directors of the Company and Chindex-Delaware, is hereby executed on behalf of each said corporation and attested by their respective officers thereunto duly authorized.

                                         U.S.-CHINA INDUSTRIAL EXCHANGE, INC.
                                         a New York corporation

                                         By: ___________________________________
                                              Name:
                                              Title:


                                         CHINDEX INTERNATIONAL, INC.
                                         a Delaware corporation

                                         By: ___________________________________
                                              Name:
                                              Title:

                                     ANNEX B
                                     -------

                          CERTIFICATE OF INCORPORATION

                                       OF

                           CHINDEX INTERNATIONAL, INC.

        The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified and referred to as the "General Corporation Law of Delaware"), hereby certifies that:

        FIRST: The name of the Corporation is Chindex International, Inc.
        -----

        SECOND: The address of the Corporation's registered office in the State of Delaware is 30 Old Rudnick Lane, Dover, Kent County, Delaware 19901. The name of its registered agent at such address is Bridge Service Corp.

        THIRD: The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH: The total number of shares of stock which the Corporation shall have the authority to issue is 25,000,000 shares, consisting of 18,000,000 shares of common stock, par value $.01 per share, 2,000,000 shares of Class B common stock, par value $.01 per share, and 5,000,000 shares of preferred stock, par value $.01 per share.

        Common Stock
        ------------

        Holders of common stock shall have the right to cast one vote for each share held of record, and holders of Class B common stock shall have the right to cast six votes for each share held of record, on all matters submitted to a vote of the stockholders. The common stock and Class B common stock shall vote together as a single class on all matters on which they may vote, including the election of directors, except when class voting is required by applicable law.

        Shares of Class B common stock will be automatically converted into an equivalent number of fully paid and non-assessable shares of common stock: (i) upon the death of the original record holder thereof or (ii) upon the sale, assignment, transfer, conveyance, or other disposition, whether voluntary, by operation of law or otherwise, of shares of Class B common stock, other than those to the following transferees: (a) the spouse of a holder of shares of Class B common stock; (b) any lineal descendants of a holder of shares of Class B common stock, including adopted children (said descendants, together with the holder of shares of Class B common stock and his or her spouse are hereinafter referred to as "Family Members"); (c) a trust for the sole benefit of Family Members of the holder of shares of Class B common stock; (d) a partnership made up exclusively of holders of shares of Class B Common Stock and their Family Members or a corporation wholly owned by holders of shares of Class B common stock and their

Family Members, and (e) any other holder of shares of Class B common stock. Each share of Class B common stock also is convertible at any time at the option of the holder into one fully paid and non-assessable share of common stock by delivery of written notice by the holder of such shares of Class B common stock to the Corporation, or its transfer agent, of his election together with the certificate(s) representing the shares to be converted. Thereupon, the Corporation, or its transfer agent, as the case may be, shall exchange such certificate(s) for a certificate or certificates representing an equal number of shares of common stock. Shares of Class B common stock shall be deemed to have been converted immediately prior to the close of business on the day on which the Corporation, or its transfer agent, receives such shares for conversion. The person entitled to receive the common stock issuable upon such conversion shall be treated for all purposes as the record holder of such common stock at such time. Once shares of Class B common stock are converted into common stock, they will become authorized and unissued shares of Class B common stock.

        Holders of common stock and Class B common stock shall have equal ratable rights to dividends from funds legally available therefor, when, as and if declared by the Board of Directors and are entitled to share ratably, as a single class, in all of the assets of the Corporation available for distribution to holders of shares of common stock and Class B common stock upon the liquidation, dissolution or winding up of the affairs of the Corporation.

        Preferred Stock
        ---------------

        The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized to create and provide for the issuance of shares of Preferred Stock in series and, by filing a certificate (hereinafter referred to as a "Preferred Stock Designation") pursuant to the General Corporation Law of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof.

        The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

        o The designation of the series, which may be by distinguishing number, letter title.

        o The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

        o Whether dividends, if any, shall be cumulative or non-cumulative and the dividend rate of the series.

        o     The dates at which dividends, if any, shall be payable.

        o The redemption rights and price or prices, if any, for shares of the series.

        o The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

        o The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

        o Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series of such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion may be made.

        o Restrictions on the issuance of shares of the same series or of any other class or series.

        o     The voting rights, if any, of the holders of shares of the series.

        o Such other powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations and restrictions thereof as the Board of Directors shall determine.

        FIFTH: No holder of any of the shares of any class, and no holder of any of the shares of any series of any class, of the Corporation shall have any preemptive rights and, as such, no holder of any of the shares of any class, and no holder of any of the shares of any series of any class, of the Corporation shall be entitled to subscribe for, purchase or otherwise acquire any shares of any class, or shares of any series of any class, of the Corporation which the Corporation proposes to issue or any rights or options which the Corporation proposes to grant for the purchase of shares of any class, or shares of any series of any class, of the Corporation or for the purchase of any shares, bonds, securities or obligations of the Corporation which are convertible into or exchangeable for, or which carry any rights to subscribe for, purchase or otherwise acquire shares of any class, or shares of any series of any class, of the Corporation, and any and all such shares, bonds, securities or obligations of the Corporation, whether now or hereafter authorized or created, may be issued, or may be reissued or transferred if the same have been reacquired and have treasury status, and any and all of such rights and options may be granted by the Board of Directors may determine in its discretion, without first offering the same, or any thereof, to any said holder.

        SIXTH: Except as any provision of the laws of the General Corporation Law of Delaware may otherwise require, any action required by the laws of the General Corporation Law of Delaware to be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law of Delaware.

        SEVENTH: The Corporation is to have perpetual existence.
        -------

        EIGHTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

              (i) To authorize and cause to be executed mortgages and liens upon the real and personal property of the Corporation.

              (ii) To set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and to abolish any such reserve in the manner in which it was created.

              (iii) By a majority of the whole Board of Directors, to designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The Bylaws may provide that in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such agent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution or Bylaws expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

              (iv) When and as authorized by the stockholders in accordance with any statute, to sell, lease or exchange all or substantially all of the property and assets of the Corporation, including its goodwill and its corporate franchises, upon such terms and conditions and for such consideration, which may consist in whole or in part of money or property, including shares of stock in, and/or other securities of, any other corporation, as the Board of Directors shall deem expedient and for the best interests of the Corporation.

              (v) by the affirmative vote of a majority of the whole Board of Directors, and subject to the provisions of the Corporation's bylaws, at any regular or special meeting, to adopt, amend or repeal the Corporation's bylaws, provided, however, that such power of the Board of Directors shall not divest the Corporation's stockholders of their power to adopt, amend or repeal such bylaws.

        NINTH: The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by paragraph (7) of subsection
(b) of Section 102 of the General Corporation Law of Delaware, as the same may be amended and supplemented from time to time.

        TENTH: Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court or equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directors. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement to any reorganization of the Corporation as consequences of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders of the Corporation, as the case may be, and also on the Corporation.

        ELEVENTH: Meetings of the stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation. Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

        TWELFTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                                     ANNEX C
                                     -------

                                     BYLAWS

                                       OF

                          CHINDEX INTERNATIONAL , INC.


                                    Article I

                                     Offices
                                     -------

        Section 1. Registered Office. The registered office of the Corporation shall be at 30 Old Rudnick Lane, Dover, Kent County, Delaware 19901, c/o Bridge Service Corp.

        Section 2. Additional Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                   Article II

                            Meetings of Stockholders
                            ------------------------

        Section 1. Time and Place. A meeting of stockholders for any purpose may be held at such time and place within or without the State of Delaware as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

        Section 2. Annual Meeting. Annual meetings of stockholders shall be held at such date and time as shall, from time to time, be designated by the Board of Directors and stated in the notice of the meeting. At such annual meetings, the stockholders shall elect a Board of Directors and transact such other business as may properly be brought before the meetings.

        Section 3. Notice of Annual Meeting. Written notice of the annual meeting, stating the place, date, and time thereof and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (unless a longer period is required by law) nor more than sixty days prior to the meeting.

        Section 4. Special Meetings. Special meetings of the stockholders may be called at any time by the Chairperson of the Board of Directors or the President of the Corporation, or at the request in writing of stockholders owning a majority of the votes entitled to be cast at such special meeting. Such request shall state the purpose of the proposed meeting. Upon the call of a special meeting by the Chairperson or the President, which call shall set forth the purpose for which the meeting is desired, it shall be the duty of the Secretary of the Corporation to give prompt written notice of such meeting to be held at such time and place as stipulated by the Chairperson or the President in the call of the meeting.

        Section 5. Notice of Special Meeting. Written notice of a special meeting, stating the place, date, and time thereof and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten (unless a longer period is required by law) nor more than sixty days prior to the meeting.

        Section 6. List of Stockholders. The transfer agent or the officer in charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number and class of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at a place within the city where the meeting is to be held, which place, if other than the place of the meeting, shall be specified in the notice of the meeting.

        The list shall also be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present in person thereat.

        Section 7. Presiding Officer and Order of Business.
                   ---------------------------------------

        (a) Meetings of stockholders shall be presided over by the Chairperson of the Board of Directors. If the Chairperson is not present or there is none, they shall be presided over by the President, or, if the President is not present or there is none, by a Vice President, or, if the Vice President is not present or there is none, by a person chosen by the Board of Directors, or, if no such person is present or has been chosen, by a Chairperson to be chosen by the stockholders owning a majority of the votes entitled to be cast at the meeting and who are present in person or represented by proxy. The Secretary of the Corporation, or, if the Secretary is not present, an Assistant Secretary, or, if the Assistant Secretary is not present, a person chosen by the Board of Directors, shall act as Secretary at meetings of stockholders; if no such person is present or has been chosen, the stockholders owning a majority of the votes entitled to be cast at the meeting who are present in person or represented by proxy shall choose any person present to act as Secretary of the meeting.

        (b) The following order of business, unless otherwise determined at the meeting, shall be observed as far as practicable and consistent with the purposes of the meeting:

            (1) Call of the meeting to order.

            (2) Presentation of proof of mailing of the notice of the meeting and, if the meeting is a special meeting, the call thereof.

            (3) Presentation of proxies.

            (4) Announcement that a quorum is present.

            (5) Reading and approval of the minutes of the previous meeting.

            (6) Reports, if any, of officers.

            (7) Election of directors, if the meeting is an annual meeting or a meeting called for that purpose.

            (8) Consideration of the specific purpose or purposes, other than the election of directors, for which the meeting has been called, if the meeting is a special meeting.

            (9) Transaction of such other business as may properly come before the meeting.

            (10) Adjournment.

        Section 8. Quorum and Adjournments. The presence in person or representation by proxy of the holders of a majority of the votes entitled to be cast shall be necessary to, and shall constitute a quorum for, the transaction of business at all meetings of the stockholders, except as otherwise provided by statute or by the Certificate of Incorporation. If, however, a quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time until a quorum shall be present or represented. If the time and place of the adjourned meeting are announced at the meeting at which the adjournment is taken, no further notice of the adjourned meeting need be given. Even if a quorum shall be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat who are present in person or represented by proxy shall have the power to adjourn the meeting from time to time for good cause to a date that is not more than thirty days after the date of the original meeting. Further notice of the adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum is present in person or represented by proxy, any business may be transacted that might have been transacted at the meeting as originally called. If the adjournment is for more than thirty days, or if, after the adjournment, a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

        Section 9. Voting.
                   ------

        (a) At any meeting of the stockholders, every stockholder having the right to vote shall be entitled to vote in person or by proxy. Holders of shares of common stock shall have the right to cast one vote for each share held of record, and holders of shares of Class B common stock shall have the right to cast six votes for each share held of record, on all matters submitted to a vote of the holders of common stock. Holders of shares of common stock and holders of shares of Class B common stock shall vote as one class.

        (b) Elections of directors shall be determined by a plurality vote, and, except as otherwise provided by law or the Certificate of Incorporation, all other matters shall be determined by a vote of a majority of the votes of stockholders present in person or represented by proxy and voting on such other matters.

        Section 10. Stockholder Action. Except as any provision of the laws of the State of Delaware may otherwise require, any action required by the laws of the State of Delaware to be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares of common stock and/or Class B common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the Delaware General Corporation Law.

        Section 11. Business at Meetings of Stockholders. Except as otherwise provided by law (including but not limited to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or any successor provision thereto) or these Bylaws, the business which shall be conducted at any meeting of the stockholders shall (a) have been specified in the written notice of the meeting (or any supplement thereto) given by the Corporation, or (b) be brought before the meeting at the direction of the Board of Directors, or (c) be brought before the meeting by the presiding officer of the meeting unless a majority of the directors then in office object to such business being conducted at the meeting, or (d) have been specified in a written notice given to the Secretary of the Corporation, by or on behalf of any stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereat (the "Stockholder Notice"), in accordance with all of the following requirements:

            (1) each Stockholder Notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation within sixty
(60) days from the date of the immediately preceding annual or special meeting of stockholders; and

            (2) each such Stockholder Notice must set forth: (i) the name and address of the stockholder, as such appears on the Corporation's books, intending to bring the business before the meeting; (ii) the general nature of the business which such stockholder seeks to bring before the meeting and the reasons for conducting such business at the annual or special meeting, and, if a specific action is to be proposed, the text of the resolution or resolutions which the proposing stockholder proposes that the stockholders adopt; (iii) a representation that the stockholder is a holder of record of the stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the Stockholder Notice before the meeting; (iv) the class and number of shares of the Corporation that are beneficially owned by the stockholder; and (v) any material interest of the stockholder in the business to be brought before the meeting. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at an annual or special meeting except in accordance with the procedures set forth in this Section 11. The Chairperson of an annual meeting or special meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and/or was not in accordance with the provisions of this Section 11. If the Chairperson should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

        Section 12. Electronic Communication. Notwithstanding anything to the contrary in these Bylaws, the Board of Directors may resolve that (i) a meeting of the stockholders will be held by remote communication instead of at a physical location; (ii) notice of a stockholders meeting and waiver of the notice may be transmitted by electronic transmission; (iii) a stockholders meetings and the adjournment thereof may be conducted by remote communication; and (iv) an affirmative vote by electronic communication will be counted as if the vote was done in person or by proxy.

                                   Article III

                                    Directors
                                    ---------

        Section 1. General Powers, Number, and Tenure. The business of the Corporation shall be managed by its Board of Directors, which may exercise all powers of the Corporation and perform all lawful acts that are not directed or required to be exercised or performed by the stockholders by law, the Certificate of Incorporation, or these Bylaws. The number of directors shall be determined by the Board of Directors; if no such determination is made, the number of directors shall be one. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article III, and each director elected shall hold office until the next annual meeting and until his or her successor is elected and shall qualify. Directors need not be stockholders.

        Section 2. Vacancies. If any vacancies occur in the Board of Directors, or there is an increase in the authorized number of directors, they may be filled by a majority of the directors then in office, or by a sole remaining director. Each director so chosen shall hold office until such director's successor is elected and qualified, or until such director's earlier death, resignation or removal. If there are no directors in office, any officer may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, at which meeting such vacancies shall be filled.

        Section 3. Removal or Resignation.
                   ----------------------

        (a) Except as otherwise provided by law or the Certificate of Incorporation, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

        (b) Any director may resign at any time by giving written notice to the Board of Directors, the Chairperson of the Board, if any, or the President or Secretary of the Corporation. Unless otherwise specified in such written notice, a resignation shall take effect upon delivery thereof to the Board of Directors or the designated officer. It shall not be necessary for a resignation to be accepted before it becomes effective.

        (c) Notwithstanding the provisions of Section 11 of Article II of these Bylaws (dealing with business at meetings of stockholders), nominations for the election of directors may be made by the Board of Directors or a committee appointed by the Board of Directors or by any stockholder entitled to vote in the election of directors generally. However, any stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as a director at a meeting only if written notice of such stockholder's intent to make such nomination or nominations has been given, either by personal delivery or by untied states mail, postage prepaid, to the Secretary of the Corporation within ninety (90) days from the date of the immediately preceding annual or special meeting. Each such notice shall set forth: (a) the name and address of the stockholders who intend to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, had the nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a director of the Corporation if so elected. The Chairperson of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

        Section 4. Place of Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware.

        Section 5. Annual Meeting. The annual meeting of each newly elected Board of Directors shall be held immediately following the annual meeting of stockholders, and no notice of such meeting to the newly elected directors shall be necessary in order to constitute the meeting legally, provided a quorum shall be present.

        Section 6. Regular Meetings. Additional regular meetings of the Board of Directors may be held without notice of such time and place as may be determined from time to time by the Board of Directors.

        Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairperson of the Board of Directors, the President, or by two or more directors on at least two days' notice to each director, if such notice is delivered personally or sent by telegram, or on at least three days' notice if sent by mail. Special meetings shall be called by the Chairperson of the Board of Directors, President, Secretary, or two or more directors in like manner and on like notice on the written request of one-half or more of the number of directors then in office. Any such notice need not state the purpose or purposes of such meeting, except as provided in Article XI.

        Section 8. Quorum and Adjournments. At all meetings of the Board of Directors, a majority of the directors then in office shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, the directors present may adjourn the meeting from time to time, without notice other than announcement at the meeting at which the adjournment is taken, until a quorum shall be present.

        Section 9. Compensation. Directors shall be entitled to such compensation for their services as directors and to such reimbursement for any reasonable expenses incurred in attending directors' meetings as may from time to time be fixed by the Board of Directors. The compensation of directors may be on such basis as is determined by the Board of Directors. Any director may waive compensation for any meeting. Any director receiving compensation under these provisions shall not be barred from serving the Corporation in any other capacity and receiving compensation and reimbursement for reasonable expenses for such other services.

        Section 10. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, and without prior notice, if a written consent to such action is signed by all members of the Board of Directors and such written consent is filed with the minutes of its proceedings.

        Section 11. Meetings by Telephone or Similar Communications Equipment. The Board of Directors may participate in a meeting by conference telephone or similar communications equipment by means of which all directors participating in the meeting can hear each other, and participation in such a meeting shall constitute presence in person by any such director at such meeting.

        Section 12. Electronic Communication. Notwithstanding anything to the contrary contained in these Bylaws, (i) resignations of directors may be transmitted by electronic communication; (ii) meetings of the Board of Directors and notice and waiver thereof may be transmitted by electronic mail or other electronic means; and (iii) the Board of Directors may act without a meeting by consent transmitted by electronic transmission.

                                   Article IV

                                   Committees
                                   ----------

        Section 1. Executive Committee. The Board of Directors, by resolution adopted by a majority of the whole Board of Directors, may appoint an Executive Committee consisting of one or more directors, one of whom shall be designated as Chairperson of the Executive Committee. Each member of the Executive Committee shall continue as a member thereof until the expiration of his or her term as a director or his or her earlier resignation, unless sooner removed as a member or as a director.

        Section 2. Powers. The Executive Committee shall have and may exercise those rights, powers, and authority of the Board of Directors as may from time to time be granted to it by the Board of Directors to the extent permitted by law, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

        Section 3. Procedure and Meetings. The Executive Committee shall fix its own rules of procedure and shall meet at such times and at such place or places as may be provided by such rules or as the members of the Executive Committee shall fix. The Executive Committee shall keep regular minutes of its meetings, which it shall deliver to the Board of Directors from time to time. The Chairperson of the Executive Committee or, in his or her absence, a member of the

Executive Committee chosen by a majority of the members present, shall preside at meetings of the Executive Committee; and another member chosen by the Executive Committee shall act as Secretary of the Executive Committee.

        Section 4. Quorum. A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the affirmative vote of a majority of the members present at any meeting at which there is a quorum shall be required for any action of the Executive Committee; provided, however, that when an Executive Committee of one member is authorized under the provisions of Section 1 of this Article, that one member shall constitute a quorum.

        Section 5. Other Committees. The Board of Directors, by resolutions adopted by a majority of the whole Board of Directors, may appoint such other committee or committees as it shall deem advisable and with such rights, power, and authority as it shall prescribe. Each such committee shall consist of one or more directors.

        Section 6. Committee Changes. The Board of Directors shall have the power at any time to fill vacancies in, to change the membership of, and to discharge any committee.

        Section 7. Compensation. Members of any committee shall be entitled to such compensation for their services as members of the committee and to such reimbursement for any reasonable expenses incurred in attending committee meetings as may from time to time be fixed by the Board of Directors. Any member may waive compensation for any meeting. Any committee member receiving compensation under these provisions shall not be barred from serving the
Corporation in any other capacity and from receiving compensation and reimbursement of reasonable expenses for such other services.

        Section 8. Action by Consent. Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the committee and such written consent is filed with the minutes of its proceedings.

        Section 9. Meetings by Telephone or Similar Communications Equipment. The members of any committee designated by the Board of Directors may participate in a meeting of such committee by conference telephone or similar communications equipment by means of which all persons participating in such meeting can hear each other, and participation in such a meeting shall constitute presence in person by any such committee member at such meeting.

                                    Article V

                                     Notices
                                     -------

        Section 1. Form and Delivery. Subject to the provisions of Section 12 of each of Articles II and III and Section 11 of Article VI, whenever a provision of any law, the Certificate of Incorporation or these Bylaws requires that notice be given to any director or stockholder, it shall not be construed to require personal notice unless so specifically provided, but such notice may be given in writing, by mail addressed to the address of the director or stockholder as it appears on the records of the Corporation, with postage prepaid. These notices shall be deemed to be given when they are deposited in the United States mail. Notice to a director may also be given personally or by telephone or by telegram sent to his or her address as it appears on the records of the Corporation.

        Section 2. Waiver. Subject to the provisions of Section 12 of each of Articles II and III and Section 11 of Article VI, whenever any notice is required to be given under the provisions of any law, the Certificate of Incorporation or these Bylaws, a written waiver thereof signed by the person entitled to said notice, whether before or after the time stated therein, shall be deemed to be equivalent to such notice. In addition, any stockholder who attends a meeting of stockholders in person or is represented at such meeting by proxy, without protesting at the commencement of the meeting the lack of notice thereof to him or her, or any director who attends a meeting of the Board of Directors without protesting at the commencement of the meeting of the lack of notice, shall be conclusively deemed to have waived notice of such meeting.

                                   Article VI

                                    Officers
                                    --------

        Section 1. Designations. The officers of the Corporation shall be appointed by the Board of Directors. The Board of Directors may appoint a Chairperson of the Board of Directors, a President, one or more Vice Presidents, a Secretary, a Treasurer, one or more Assistant Secretaries and/or Assistant Treasurers, and other officers and agents that it shall deem necessary or appropriate. All officers of the Corporation shall exercise the powers and perform the duties that shall from time to time be determined by the Board of Directors. Any number of offices may be held by the same person, unless the Certificate of Incorporation or these Bylaws provide otherwise.

        Section 2. Term of, and Removal From, Office. Each officer of the Corporation shall hold office until his or her successor is chosen and shall qualify. Any officer elected or appointed by the Board of Directors may be removed, with or without cause, at any time by the affirmative vote of a majority of the directors then in office. Removal from office, however, shall not prejudice the contract rights, if any, of the person removed. Any vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term by the Board of Directors.

        Section 3. Compensation. The salaries of all officers of the Corporation shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving a salary because he or she is also a director of the Corporation.

        Section 4. Chairperson of the Board of Directors. The Chairperson of the Board of Directors will preside at all meetings of stockholders and of the Board of Directors.

        Section 4a. Chief Executive Officer. The Chief Executive Officer, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation and general supervision over its other officers and agents.

        Section 5. President.
                   ---------

        (a) The President, if there is no Chief Executive Officer of the Corporation, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation and general supervision over its other officers and agents. In general, he or she shall perform all duties incident to the office of President and shall see that all orders and resolutions of the Board of Directors are carried out.

        (b) Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority to attend, act, and vote on behalf of the Corporation at any meeting of the security holders of other corporations in which the Corporation may hold securities. At any such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

        Section 6. Vice President. The Vice President, if any, or in the event there be more than one, the Vice Presidents in the order designated, or in the absence of any designation, in the order of their election, shall, in the absence of the President or in the event of his or her disability, perform the duties and exercise the powers of the President and shall generally assist the President and perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

        Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and the stockholders and record all votes and the proceedings of the meetings in a book to be kept for that purpose. The Secretary shall perform like duties for the Executive Committee or other committees, if required. The Secretary shall give, or cause to be given, notice of all meetings of stockholders and special meetings of the Board of Directors, and shall perform such other duties as may from time to time be prescribed by the Board of Directors, the Chairperson of the Board of Directors, or the President, under whose supervision he or she shall act. The Secretary shall have custody of the seal of the Corporation, and he or she, or an Assistant Secretary, shall have authority to affix it to any instrument requiring it, and, when so affixed, the seal may be attested by the Secretary's signature or by the signature of the Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing thereof by his or her signature.

        Section 8. Assistant Secretary. The Assistant Secretary, if any, or in the event there be more than one, the Assistant Secretaries in the order designated, or in the absence of any designation, in the order of their election, shall, in the absence of the Secretary or in the event of his or her disability, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

        Section 9. Treasurer. The Treasurer shall have custody of the corporate funds and other valuable effects, including securities, and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may from time to time be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation in accord with the orders of the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chairperson of the Board of Directors, if any, the President, and the Board of Directors, whenever they may require it or at regular meetings of the Board of Directors, an account of all of his or her transactions as Treasurer and of the financial condition of the Corporation.

        Section 10. Assistant Treasurer. The Assistant Treasurer, if any, or in the event there shall be more than one, the Assistant Treasurers in the order designated, or in the absence of any designation, in the order of their election, shall, in the absence of the Treasurer or in the event of his or her disability, perform such other duties and have such other powers as may from time to time be prescribed by the Board of Directors.

        Section 11. Electronic Communication. Notwithstanding anything to the contrary contained in these Bylaws, resignations of directors may be transmitted by electronic communication.

                                   Article VII

                                 Indemnification
                                 ---------------

        Reference is made to Section 145 and any other relevant provisions of the General Corporation Law of the State of Delaware. Particular reference is made to the class of persons, hereinafter called "Indemnitees", who may be indemnified by a Delaware corporation pursuant to the provisions of such Section 145, namely, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that such person is or was a director, officer, employee, or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee, or agent of such corporation or is or was serving at the request of such corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, or the heirs, executors, or administrators of such person. The Corporation shall, and is hereby obligated to, indemnify the Indemnitees, and each of them, in each and every situation where the Corporation is obligated to make such indemnification pursuant to the aforesaid statutory provisions. The Corporation shall indemnify the Indemnitees, and each of them, in each and every situation where, under the aforesaid statutory provisions, the Corporation is not
obligated,   but  is   nevertheless   permitted  or
empowered, to make such indemnification, it being understood that, before making such indemnification with respect to any situation covered under this sentence,
(i) the Corporation shall promptly make or cause to be made, by any of the methods referred to in Subsection (d) of such Section 145, a determination as to whether each Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful, and (ii) no such indemnification shall be made unless it is determined that such Indemnitee acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, in the case of any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

                                  Article VIII

                Affiliated Transactions and Interested Directors
                ------------------------------------------------

        Section 1. Affiliated Transactions. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of the Corporation's directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof that authorizes the contract or transaction or solely because his, her or their votes are counted for such purpose if:

        (a) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee thereof, and the Board of Directors or committee thereof in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

        (b) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by the vote of the stockholders; or

        (c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved, or ratified by the Board of Directors, a committee thereof, or the stockholders.

        Section 2. Determining Quorum. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction referred to in Section 1 of this Article VIII.

                                   Article IX

                               Stock Certificates
                               ------------------

        Section 1. Form and Signatures.
                   -------------------

        (a) Every holder of stock of the Corporation shall be entitled to a certificate stating the number and class, and series, if any, of shares owned by him or her, signed by the Chairperson of the Board of Directors, if any, or the President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, and bearing the seal of the Corporation. The signatures and the seal may be facsimiles. A certificate may be signed, manually or by facsimile, by a transfer agent or registrar other than the Corporation or its employee. In case any officer who has signed, or whose facsimile signature was placed on, a certificate shall have ceased to be such officer before the certificate is issued, it may nevertheless be issued by the Corporation with the same effect as if he or she were such officer at the date of its issue.

        (b) All stock certificates representing shares of capital stock that are subject to restrictions on transfer or to other restrictions may have imprinted thereon any notation to that effect determined by the Board of Directors.

        Section 2. Registration of Transfer. Upon surrender to the Corporation or any transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, the Corporation or its transfer agent shall issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on the books of the Corporation.

        Section 3. Registered Stockholders.
                   -----------------------

        (a) Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person who is registered on its books as the owner of shares of its capital stock to receive dividends or other distributions and to vote or consent as such owner, and to hold liable for calls and assessments any person who is registered on its books as the owner of shares of its capital stock. The Corporation shall not be bound to recognize any equitable or legal claim to, or interest in, such shares on the part of any other person.

        (b) If a stockholder desires that notices and/or dividends shall be sent to a name or address other than the name or address appearing on the stock ledger maintained by the Corporation, or its transfer agent or registrar, if any, the stockholder shall have the duty to notify the Corporation, or its transfer agent or registrar, if any, in writing of his or her desire and specify the alternate name or address to be used.

        Section 4. Record Date. In order that the Corporation may determine the stockholders of record who are entitled to receive notice of, and to vote at, any meeting of stockholders or any adjournment thereof or to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion, or exchange of stock or for the purpose of any lawful action, the Board of Directors may, in advance, fix a date as the record date for any such determination. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to the date of any other action. A determination of stockholders of record entitled to notice of, or to vote at, a meeting of stockholders shall apply to any adjournment of the meeting taken pursuant to
Section 8 of Article II; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

        Section 5. Lost, Stolen, or Destroyed Certificates. The Board of Directors may direct that a new certificate be issued to replace any certificate theretofore issued by the Corporation that, it is claimed, has been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing the issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to advertise the same in such manner as it shall require, and/or to give the Corporation a bond in such sum, or other security in such form, as it may direct as indemnity against any claims that may be made against the Corporation with respect to the certificate claimed to have been lost, stolen, or destroyed.

                                    Article X

                               General Provisions
                               ------------------

        Section 1. Dividends. Subject to the provisions of law and the Certificate of Incorporation, dividends upon the outstanding capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the Corporation's capital stock.

        Section 2. Reserves. The Board of Directors shall have full power, subject to the provisions of law and the Certificate of Incorporation, to determine whether any, and, if so, what part, of the funds legally available for the payment of dividends shall be declared as dividends and paid to the stockholders of the Corporation. The Board of Directors, in its sole discretion, may fix a sum that may be set aside or reserved over and above the paid-in capital of the Corporation as a reserve for any proper purpose, and may, from time to time, increase, diminish, or vary such amount.

        Section 3. Fiscal Year. Except as from time to time otherwise provided by the Board of Directors, the fiscal year of the Corporation shall end on December 31 of each year.

        Section 4. Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its incorporation, and the words "Corporate Seal" and "Delaware".

                                   Article XI

                                   Amendments
                                   ----------

        The directors of the Corporation, by the affirmative vote of a majority of the whole Board of Directors, at any regular or special meeting, shall have the power to adopt, amend or repeal these Bylaws, provided, however, that such power of the Board of Directors shall not divest the stockholders of the Corporation of their power to adopt, amend or repeal these Bylaws. Notwithstanding the foregoing, the affirmative vote of the holders of all of the outstanding shares of common stock of the Corporation entitled to vote in the election of directors shall be required to alter or repeal, or make or adopt any provision inconsistent with, Section 1 of Article III of these Bylaws.

PROXY                                                                      PROXY
-----                                                                      -----

                      U.S.-CHINA INDUSTRIAL EXCHANGE, INC.

                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

        The undersigned holder of Common Stock or Class B Common Stock, as the case may be, of U.S.-CHINA INDUSTRIAL EXCHANGE, INC. (the "Company"), revoking all proxies heretofore given, hereby constitute and appoint Roberta Lipson and Elyse Beth Silverberg and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present, at the 2002 Annual Meeting of Shareholders of the Company, to be held at the offices of the Company, 7201 Wisconsin Avenue, Bethesda, Maryland, on Tuesday, July 16, 2002 at 10:00 A.M., local time, and at any adjournments or postponements thereof.

        The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

        Each properly executed Proxy will be voted in accordance with the specifications made on the reverse side of this Proxy and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR all listed nominees to serve as directors and FOR each of the proposals set forth on the reverse side.

            PLEASE MARK, DATE AND SIGN THIS PROXY ON THE REVERSE SIDE

                        THE BOARD OF DIRECTORS RECOMMENDS
                       A VOTE FOR ALL LISTED NOMINEES AND
                              FOR PROPOSALS 2 AND 3



1.   Election of Seven Directors:      FOR all nominees listed       WITHHOLD AUTHORITY to vote for all
                                       (except as marked to the      listed nominees below
                                       contrary)
                                               [  ]                             [  ]

Nominees:  Roberta Lipson, Elyse Beth Silverberg, Lawrence Pemble, Robert C. Goodwin, Jr.,
           A. Kenneth Nilsson, Julius Y. Oestreicher and Carol R. Kaufman.

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL  NOMINEE,  CROSS
OUT THAT NOMINEE'S NAME IN THE LIST PROVIDED ABOVE.)

2.   Proposal  to  approve  the merger of the  Company  with and into  Chindex  International, Inc., a wholly-owned subsidiary of the Company incorporated in the State of Delaware.

                     FOR   |_|             AGAINST   |_|              ABSTAIN   |_|

3.   Proposal to ratify the Board of Directors'  selection of Ernst & Young, LLP as the Company's independent  certified  accountants for the fiscal year ending December 31, 2002.

                     FOR   |_|             AGAINST   |_|              ABSTAIN   |_|

4.   The proxies are  authorized  to vote in their  discretion  upon such other  matters as may properly come before the meeting.


     The shares represented by this proxy will be voted in the manner directed. In the absence of any direction, the shares will be voted FOR each nominee named in Proposal 1 and FOR Proposals 2 and 3 and in accordance with their discretion on such other matters as may properly come before the meeting.

                                          Dated:  _____________________, 2002

                                          ----------------------------------

                                          ----------------------------------
                                                                Signature(s)

                                    (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)

                 PLEASE MARK AND SIGN ABOVE AND RETURN PROMPTLY




                                      -ii-